Exhibit 10.29

*CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS

MASTER SOFTWARE LICENSE, SOFTWARE DEVELOPMENT AGREEMENT,
MAINTENANCE AND SERVICES AGREEMENT AND RESELLER AGREEMENT

BETWEEN

CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS

AND

INTELLISYNC CORPORATION

Intellisync/Verizon Wireless - Proprietary and Confidential
Not to be distributed to third parties without the prior written consent of Intellisync or Verizon Wireless

CONFIDENTIAL TREATMENT

TABLE OF CONTENTS

1.	PARTIES	4
2.	TERM	4
3.	DEFINITIONS	4
4.	SCOPE	7
5.	DEVELOPMENT	8
6.	LICENSE	9
8.	PRICE AND PRICE REVISIONS	12
9.	STATEMENTS OF WORK	12
10.	PAYMENT TERMS, BILLING	13
11.	RECORDS AND REPORTS	13
12.	DELIVERY	14
13.	DOCUMENTATION	15
14.	INSPECTION AND ACCEPTANCE	16
15.	MAINTENANCE	17
16.	RELATED SERVICES	17
17.	REPRESENTATIONS AND WARRANTIES	17
18.	ESCROW	20
19.	TERMINATION	21
20.	INFRINGEMENT	23
21.	CONFIDENTIAL INFORMATION	24
22.	PUBLICITY, DISCLOSURE AND SALES SUPPORT	24
23.	COMPLIANCE WITH LAWS, RULES AND REGULATIONS; PRIVACY; USER DATA; CONSUMER CLEAR DISCLOSURE; OWNERSHIP OF MIN AND EMAIL ADDRESSES; AGGREGATE INFORMATION; TRACKING FUNCTIONALITY	25
24.	FORCE MAJEURE	27
25.	ASSIGNMENT	27
26.	TAXES	27
27.	PLANT AND WORK RULES AND RIGHT OF ACCESS	28

Intellisync/Verizon Wireless
Proprietary and Confidential

CONFIDENTIAL TREATMENT

28.	INDEMNIFICATION	29
29.	INSURANCE	30
30.	RELATIONSHIP OF PARTIES	31
31.	NOTICES	31
32.	NONWAIVER	32
33.	SEVERABILITY	32
34.	LIMITATION OF LIABILITY	32
35.	SECTION HEADINGS	32
36.	SURVIVAL OF OBLIGATIONS	32
37.	COMMITTEES, DESIGNATED MANAGERS, PLAN UPDATES AND ESCALATION OF DISPUTES.	32
38.	CHOICE OF LAW AND JURISDICTION	34
39.	PRECEDENCE OF DOCUMENTS	34
40.	ENTIRE AGREEMENT	34
41.	SIGNATURES	35

EXHIBIT A - SOFTWARE AND RELATED SERVICES DESCRIPTION AND PRICE LIST

EXHIBIT B - RELATED SERVICES

EXHIBIT B-1 - TRAINING

EXHIBIT B-2 - REIMBURSABLE EXPENSE GUIDELINES

EXHIBIT C- MARKS

EXHIBIT D - CONFIDENTIALITY TERMS

EXHIBIT E - SOW FORMAT

EXHIBIT F - SLA

EXHIBIT G - PRODUCT FUNTIONALITY DOCUMENT

EXHIBIT H - INTELLISYNC BRANDING KIT

Intellisync/Verizon Wireless
Proprietary and Confidential

CONFIDENTIAL TREATMENT

MASTER SOFTWARE LICENSE, SOFTWARE DEVELOPMENT AGREEMENT,
MAINTENANCE AND SERVICES AGREEMENT AND RESELLER AGREEMENT

1. PARTIES

1.1 This Master Software License, Software Development Agreement, Maintenance and Services Agreement and Reseller Agreement (hereinafter the “Agreement”) is made between Intellisync Corporation (“Intellisync”), a Delaware corporation, having its principal office at 2550 North First St., Suite 500, San Jose, California 95131, (“Intellisync”) and Cellco Partnership d/b/a Verizon Wireless (“Verizon Wireless”), a Delaware general partnership, having an office and principal place of business at 180 Washington Valley Road, Bedminster, New Jersey 07921 on behalf of itself and for the benefit of its Affiliates.

1.2 An Affiliate that issues an SOW hereunder may enforce the terms and conditions of this Agreement with respect to any Software or Related Service purchased by such Affiliate as though it were a direct signatory to the Agreement.

2. TERM

This Agreement shall become effective on April 30, 2004 (the “Effective Date”). Unless terminated in accordance with Section 19, this Agreement shall continue in effect for a period of 2 years from the Effective Date (the “Initial Term”). Verizon Wireless shall have the right to submit SOWs up until the effective date of the termination, and termination of this Agreement pursuant to Section 19 shall not affect any SOW, or any outstanding sublicense agreement, if such sublicense is granted in a Behind the Firewall Enterprise Model, as of the effective date of the termination. (To the contrary, any Outstanding SOW shall be filled, and any outstanding sublicense agreement if such sublicense is granted in a Behind the Firewall Enterprise Model, shall remain in effect for the remainder of the term of said sublicense agreement.) Following the Initial Term, the Term of this Agreement will be automatically extended for subsequent one-year periods at each annual anniversary of the Effective Date (each, a “Renewal Term”), unless a Party provides one hundred and eighty (180) days prior written notice to the other Party of its intent not to renew. For the purposes of this Agreement, the Initial Term and any Renewal Term(s), shall be collectively referred to herein as the “Term”.

3. DEFINITIONS

The terms defined in this Section shall have the meanings set forth below whenever they appear in this Agreement, unless the context in which they are used clearly requires a different meaning, or a different definition is described for a particular Section or provision:

3.1 “Acceptance” or “Accepted” means delivery to Intellisync by Verizon Wireless of its written certificate of acceptance pursuant to Section 14.

3.2  “Affiliate” means any entity that controls, is controlled by, or is under common control with Verizon Wireless; provided, however that, unless otherwise stated herein, Affiliate does not include Vodafone.

3.3 “Aggregate Information” shall mean usage data or other information about multiple Users that does not contain Personally Identifiable Information.

3.4 “API” means application program interface.

3.5 “Behind the Firewall Enterprise Model” means the model of deploying the Customized Software where the server portion of the Customized Software is maintained behind an enterprise firewall.

3.6 “Customer” means both Enterprise and Individual Customers, as each is defined herein.

Intellisync/Verizon Wireless
Proprietary and Confidential

CONFIDENTIAL TREATMENT

3.7 “Customized Software” means an altered to specification version of the Software, in Object Code, to be distributed to Verizon Wireless and to Users pursuant to the terms of this Agreement.

3.8  “Deployment Models” means the three (3) models that Verizon Wireless will use to deploy the Customized Software to its Customers: (a) Individual Monitor Model, (b) Workgroup Monitor Model, and (c) Behind the Firewall Enterprise Model. “Deployment Models” does not include the Hosted Enterprise Model, however, this option is available to Verizon Wireless to be implemented at some point in the future.

3.9  “Documentation” means, whether in print or in electronic form: (i) Intellisync’s then current published specifications; (ii) user, maintenance and system administration documentation including but not limited to user guidelines, operating manuals, training manuals and technical materials; and (iii) any and all revisions to the above.

3.10 “Email Addresses” means the email addresses created by Users using the Customized Software as contemplated by the terms of this Agreement.

3.11  “Enterprise Customer” is a Verizon Wireless customer that elects to install the Customized Software: (i) inside of the enterprise firewall, (ii) within the enterprise network, or (iii) software and users managed via the enterprise internal IT department.

3.12 “Error” means failure of the Customized Software to perform in accordance with the Specifications.

3.13 “Hosted Enterprise Model” means a model of deploying the Customized Software where the enterprise servers are hosted outside of the enterprise firewall.

3.14 “Individual Customer” means a Verizon Wireless customer that is an individual User, not an Enterprise Customer.

3.15  “Individual Monitor Model” means a model of deploying the Customized Software where the Customized Software is located on an individual User’s personal computer and the server is maintained by Intellisync.

3.16  “Intellisync Marks” means those trademarks of Intellisync which are set forth on Exhibit C hereto, and such other trademarks, if any, that Intellisync may from time-to-time identify for Verizon Wireless, in writing, as being “Intellisync Marks” within the meaning of this Agreement.

3.17 “Maintenance” means those services provided by Intellisync in accordance with Section 15.

3.18  “Object Code” means computer code substantially in binary form, and includes header files of the type necessary for use or interoperation with other computer programs. It is directly executable by a computer after processing or linking, but without compilation or assembly.

3.19 “Outstanding SOW” means an SOW for which Acceptance has not occurred.

3.20 “Party” means either Verizon Wireless or Intellisync, as the context requires; both Verizon Wireless and Intellisync may be collectively referred to as the “Parties.”

3.21  “Personally Identifiable Information” means: (a) information about a Customer that identifies him or her (or it, in the case of an Enterprise) as a unique individual (e.g., stating his or her name, credit card number, social security number, user ID, or electronic serial number), or (b) contact information identifying the Customer as a unique individual (e.g., his or her phone number, mobile directory number, physical address, email address or alias email address).

Intellisync/Verizon Wireless
Proprietary and Confidential

CONFIDENTIAL TREATMENT

3.22  “PI Engine” has the meaning ascribed to it in Exhibit A as the server software and APIs that manage the personalized information feature of the Customized Software allowing for the delivery of content, such as weather, maps, driving directions and travel itineraries to devices.

3.23 “Project” means all of the services and deliverables contemplated by this Agreement.

3.24  “Related Services” means installation, implementation, technical support, maintenance, modification, training, repair and other services related to the Customized Software that Intellisync will provide to Verizon Wireless hereunder.

3.25  “Release” means all new versions and successor products containing substantially similar functionality to that in the Software as described in Exhibit A and provided under Maintenance. Release does not include unrelated additional functionality that Intellisync makes available for a separate, additional license fee above the license fee Intellisync generally charges third parties for the Software.

3.26  “Self-Help Code” means any back door, “time bomb”, drop-dead device, or other software routine designed to disable a computer program automatically with the passage of time or under the positive control of a person other than a licensee of the program. Self-Help Code does not include software routines in a computer program, if any, designed to permit the licensor of the computer program (or other person acting by authority of the licensor) to obtain access to a licensee’s computer system(s) (e.g., remote access via modem) for purposes of maintenance or technical support.

3.27  “Software” means the computer programs and applications, in Object Code form, including, but not limited to Intellisync Email Accelerator (IEA), Intellisync Systems Management, Intellisync File Sync, and Intellisync Personalized Information Engine, and as may be described in Exhibit A or in an SOW, and which shall include, but not be limited to, all operating programs, Updates and Documentation and all media on which it may be recorded or stored.

3.28  “SOW” means a statement of work between and signed by the Parties in substantially the form attached hereto as Exhibit E, which is a purchase order, written order or other communication and/or electronic transmission from Verizon Wireless to Intellisync for the license or purchase from Intellisync of Software and/or Related Services.

3.29  “Specifications” means Documentation and the functional performance capabilities, capacities and specifications, including any testing and acceptance criteria or benchmark test results, for the Software or Related Service set forth in this Agreement, in an SOW, or in an applicable Intellisync response or proposal.

3.30  “Unauthorized Code” means any virus, Trojan horse, spyware, worm, or any other software routines or hardware components designed to permit unauthorized access to disable, erase, or otherwise harm software, hardware, or data or to perform any other such actions. The term Unauthorized Code does not include Self-Help Code.

3.31  “Updates” means all patches fixes, corrections, improvements, upgrades and updates relating to such Customized Software, as well as refinements, changes and corrections to the Customized Software as are required to keep the Customized Software in conformance with the applicable Specifications and that are created by Intellisync as corrections for defects in the Customized Software that are provided under Maintenance. Updates does not include unrelated additional functionality that Intellisync makes available for a separate, additional license fee above the license fee Intellisync generally charges third parties for the Customized Software.

Intellisync/Verizon Wireless
Proprietary and Confidential

CONFIDENTIAL TREATMENT

3.32  “Use” means: (i) to read into or out of hardware memory and execute the Customized Software whether in whole or in part; (ii) to transfer into, and store in, equipment selected by Verizon Wireless all or any portion of the Customized Software; and (iii) to process and execute instructions, statements and data included in or output to the Customized Software.

3.33 “User” is an individual who has activated the Customized Software (whether an Individual Customer or an individual user who is part of an Enterprise Customer).

3.34  “User Data” means all information, whether Aggregate Information or personally identifiable information (including, but not limited to the MIN, the MDN or the Email Address), generated or collected by or for Verizon Wireless: (a) under the terms of any Verizon Wireless User agreement, (b) in connection with a Verizon Wireless User’s use of the Verizon Wireless Services and the Customized Software, and/or (c) under stand-alone terms and conditions, the terms and conditions of a Verizon Wireless customer agreement or under a similar agreement.

3.35  “Verizon Wireless Marks” means those trademarks of Verizon Wireless and/or Verizon Communications which are set forth on Exhibit C hereto, and such other trademarks, if any, that Verizon Wireless may from time-to-time identify for Intellisync, in writing, as being “Verizon Wireless Marks” within the meaning of this Agreement.

3.36  “Workgroup Monitor Model” means a model of deploying the Customized Software where the Customized Software is located on a personal computer for a small group of users and a server is hosted by either Intellisync or a third party.

3.37 “Warranty Period” means the period of time set forth in Section 17.2.4 unless a longer period is set forth in an SOW.

4. SCOPE

4.1 This Agreement is for the benefit of Verizon Wireless, its agents and its Affiliates (collectively “Verizon Wireless”). Verizon Wireless may license the Customized Software and purchase Intellisync’s Related Services for its own use and service, and for the use and service of its licensees, as set forth herein. Such Customized Software may be used to provide services to third parties.

4.2 This Agreement is a nonexclusive and “as ordered” contract. It is not intended and shall not be construed to require Verizon Wireless to purchase any specific amount of Software or Related Services from Intellisync. There is no minimum order quantity or volume required from Verizon Wireless when ordering Software and Related Services, unless specified otherwise in an exhibit.

4.3 Verizon Wireless may submit an additional SOW for any Software and/or Related Service listed in Exhibit A and Intellisync shall fulfill the SOW at the prices specified. If an SOW submitted by Verizon Wireless to Intellisync conforms to the requirements of Section 9, is within the guidelines for Software or Related Service quantities and for the price or prices set forth in Exhibit A, and does not make a material change to any of the terms of this Agreement applicable to such SOW, then Intellisync shall be obligated to accept the SOW as issued and also to acknowledge its receipt within two (2) days, without further conditioning, acceptance, or acknowledgement on Verizon Wireless’ acceptance of any terms or conditions inconsistent with, or in addition to, those set forth in this Agreement.

4.4 Under no circumstances shall any Intellisync shrink-wrap and/or click-wrap license be given any force or effect in connection with any Software delivered to Verizon Wireless pursuant to this Agreement, and Verizon Wireless specifically rejects all such licenses and replaces their terms with the terms of this Agreement.

Intellisync/Verizon Wireless
Proprietary and Confidential

CONFIDENTIAL TREATMENT

4.5 Initial Delivery Commitment. Intellisync commits to develop and deliver the initial delivery of the Customized Software as described in the Customized Software delivery schedule, and to make the hosting of the initial delivery of Customized Software available as of April 30, 2004 (the “Initial Delivery”). Verizon Wireless agrees to work in good faith to allow Intellisync to meet the April 30, 2004 date, and will use commercially reasonable efforts to provide Intellisync with all assistance reasonably requested by Intellisync in a timely manner. If the Initial Delivery date is not met, then Intellisync will “refund” the Customized Software Development Fee described in Exhibit A. Verizon Wireless acknowledges that Intellisync has satisfied its obligations under this Section 4.5, and that Verizon Wireless is not and will not seek the refund described in this Section 4.5.

5. DEVELOPMENT

5.1 Customized Software. The Customized Software will include the following services as per the Customized Software Specifications: (a) system implementation, (b) customization of the authentication process, (c) integration of the Verizon Wireless website with the Intellisync User home page, (d) the Software Product Functionality Document and (e) branding as “powered by Intellisync” per Intellisync’s branding guidelines for the Software.

5.2 Future Customizations. Verizon Wireless may request additional customization work to the Customized Software by agreeing to an SOW with Intellisync. Such additional customization will be performed under and governed by the terms of the SOW, at Intellisync’s then-current rates for such services, unless otherwise stated in the SOW.

5.3 Continued Customized Software Branding. Branding will include the “Powered by Intellisync” logo in those places specified by the Parties as agreed to in the Intellisync branding kit, attached hereto as Exhibit H.

5.4 Device Compatibility.

5.4.1 Within 30 days of the Effective Date the Parties will meet to discuss device roadmap requirements and Customized Software compatibility and establish a matrix of those devices which shall be supported by this Project. The Parties further agree to hold monthly meetings, as mutually agreed by the parties, for exposure to new device roadmaps, to prioritize devices for support, as determined by Verizon Wireless, and to discuss testing, device operating system client support requirements and demonstration units. Verizon Wireless will provide Intellisync with all devices and operating systems upon any changes to the devices or operating systems which Verizon Wireless deems as requiring re-certification. The device and operating system testing methodology is attached hereto as Exhibit 1 to Exhibit F to this Agreement. The Parties acknowledge that the testing methodology can be updated and modified upon mutual agreement of the parties. The Parties acknowledge that the Customized Software does not work on all mobile devices; rather, it works on those certified by Intellisync as compatible with the Customized Software. The Customized Software created by Intellisync will work with all devices that it has certified as compatible with the Software in its Product Functionality Document (Exhibit G to this Agreement) as of the Effective Date. For so long as Intellisync is providing managed services, Intellisync and Verizon Wireless shall continue to identify areas for Intellisync’s continuous improvement in cost, quality and service over the Term of the Agreement. Intellisync shall afford Verizon Wireless the ability to realize the benefit of such improvements, including possible price reductions, to the extent the Parties mutually agree. Furthermore, a list of continuous improvement initiatives may be created by the Parties. Unless otherwise set forth in this Agreement, Intellisync and Verizon Wireless may meet, as mutually agreed, to assess opportunities to implement potential continuous improvement initiatives and customer satisfaction issues, such initiatives and issues to be mutually agreed to by the Parties. Any device provided to Intellisync by Verizon Wireless shall

Intellisync/Verizon Wireless
Proprietary and Confidential

CONFIDENTIAL TREATMENT

not be used for the purpose of developing or certifying software over other wireless networks, and such devices are strictly protected under the confidentiality provisions of this Agreement.

5.4.2 Intellisync will make commercially reasonable efforts to provide a version of the Customized Software that will be compatible with any Verizon Wireless device that is based on the Palm and Microsoft operating systems, including all updates to such operating systems.

5.4.3 For devices which do not fall under Section 5.4.1 or 5.4.2, Verizon Wireless may request that Intellisync create a compatible version of the Customized Software for another such device for a mutually agreed upon fee. Verizon Wireless must provide Intellisync with at least ninety (90) days written notice of the model, device number, manufacturer and intended launch date of such device.

5.4.4 For devices falling under Section 5.4.2 or 5.4.3, Verizon Wireless must provide Intellisync, at no charge, with at least ten (10) activated devices for which Intellisync is making the Customized Software compatible, for purposes of development, testing and ongoing support of the Customized Software on such device. Devices and activated accounts will be provided back to Verizon Wireless and closed accordingly, upon the request of Verizon Wireless.

5.5 Personalized Information Options. Verizon Wireless shall have the following options for offering Users a personalized content service using the Customized Intellisync Personalized Information Engine:

5.5.1 Full Feature. Verizon Wireless may offer Users both the Customized Intellisync PI Engine and all of Intellisync's personalized information content from existing sources; or

5.5.2 Component Approach. Verizon Wireless may offer Users the Customized Intellisync PI Engine without any of Intellisync's personalized information content from existing content sources under existing content terms; provided, however, subject to said third party content providers' agreement, Intellisync agrees to make the APIs between the PI Engine and the third party content providers' sources available to Verizon Wireless at no additional cost.

6. LICENSE

6.1 License Grant.

6.1.1 Internal Use License. Intellisync hereby grants to Verizon Wireless a world-wide, non-exclusive, nontransferable (except in connection with a permitted assignment of this Agreement) license for the Term to use the Customized Software. The aforesaid license includes all future releases, updates and upgrades provided through maintenance services offered by Intellisync for the Customized Software, for Verizon Wireless for its demonstration and use of the Customized Software at any of its locations in a Behind the Firewall Enterprise Installation for Users who are employees or contractors of Verizon Wireless. Verizon Wireless shall not sublicense the Customized Software under this Section. First and second level technical support for this Internal Use License shall be provided by Verizon Wireless’ internal IT department, with Intellisync providing third level technical support. Any internal use by Verizon Wireless’ agents shall be for demonstration purposes only. The licenses shall remain in effect for so long as Verizon Wireless satisfies its payment obligations hereunder.

6.1.2 License to Resell, Sublicense. Intellisync hereby grants to Verizon Wireless, a world-wide license to resell, and thereby sublicense (through Verizon Wireless Affiliates), the Customized Software to its Customers and Users via the Deployment Models so that the Users may use the Customized Software. Each such sublicense to a User shall be pursuant to a written

Intellisync/Verizon Wireless
Proprietary and Confidential

CONFIDENTIAL TREATMENT

end user license agreement which protects Intellisync’s proprietary rights in the Customized Software in a manner which is consistent with the terms and conditions of this Agreement and which is at least as protective of Intellisync’s rights as those contained herein. The User shall be required to affirmatively agree to the terms of such license before downloading or installing the Customized Software. The licenses shall remain in effect for so long as Verizon Wireless satisfies its payment obligations hereunder.

6.1.3 Evaluation License. Without obligation to pay any additional fees, Verizon Wireless may sublicense the Customized Software to Enterprise Customers that it has pre-qualified as prospective customers of the Customized Software pursuant to prequalification requirements mutually agreed upon by Verizon Wireless and Intellisync. In such instances, the prospective Enterprise Customer may allow up to five (5) Users to evaluate the Customized Software for up to thirty (30) days. Verizon Wireless will report (at the Parties’ quarterly meetings) to Intellisync which Enterprise Customers are evaluating the Customized Software and the results of such evaluations. At the conclusion of the evaluation period, Verizon Wireless will terminate the Users rights’ to use the Customized Software unless the Enterprise Customer has entered into a valid agreement to purchase rights to continue use of the Customized Software. Each such sublicense to a User shall be pursuant to a written end user license agreement which protects Intellisync’s proprietary rights in the Customized Software in a manner which is consistent with the terms and conditions of this Agreement and which is at least as protective of Intellisync’s rights as those contained herein. The User shall be required to affirmatively agree to the terms of such license before downloading or installing the Customized Software.

6.1.4 Verizon Wireless shall also have the right, at no additional charge, to Use the Customized Software by means of remote electronic access at locations other than the locations at which the Customized Software is stored. Intellisync also grants to Verizon Wireless the right to authorize Use or to transfer or sublicense such license to its subcontractors, agents, contractors, outsourcing entities and others for use when performing services for Verizon Wireless. In addition, if Verizon Wireless transfers or assigns the Customized Software to an Affiliate or a third party in connection with the provision or support of network services, then the license granted hereunder shall extend to such transferee or assignee. No such authorization, transfer or sublicense shall release Verizon Wireless from its obligations hereunder.

Additionally, Verizon Wireless shall have the right to distribute the Software, including the email services, through its direct and indirect distribution channels, including its agents.

6.2 License Term. Unless otherwise stated in any SOW, the term of each Customized Software license granted under this Agreement or any SOW shall commence on the applicable delivery date, or such other date as set forth in an SOW, and shall remain in effect during the Term, provided however, the termination of this Agreement or any SOW shall not affect the ability of a User to use the Customized Software, so long as Verizon Wireless is providing the hosting of the Customized Software.

6.3 Bankruptcy Code 365(n).

All rights and licenses granted under or pursuant to this Agreement or any SOW by Intellisync to Verizon Wireless are, and shall otherwise be deemed to be, for the purposes of Section 365(n) of the United States Bankruptcy Code (“Code”), licenses to rights to “intellectual property” as defined in the Code. The Parties agree that Verizon Wireless, as licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Code. The Parties further agree that, in the event of a bankruptcy proceeding by or against Intellisync under the Code, Verizon Wireless shall be entitled to retain all of its rights (including all licenses) under this Agreement

Intellisync/Verizon Wireless
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CONFIDENTIAL TREATMENT

and/or any SOW. Time is of the essence. In the event of filing a petition for relief under the Code, Intellisync shall assume or reject the Agreement within thirty (30) days.

6.4 Restrictions. Verizon Wireless shall not copy, use, modify, distribute, resell, or access the Customized Software except as expressly permitted in this Agreement. Verizon Wireless will not, and will not cause or permit any Verizon Wireless contractor to, copy, use, analyze, reverse engineer, decompile, disassemble, translate, convert, or apply any procedure or process to the Customized Software in order to ascertain, derive, and/or appropriate for any reason or purpose, the source code or source listings for the Customized Software or any trade secret information or process contained in the Customized Software or remove any product identification, copyright or other notices. Verizon Wireless shall not create any derivative works based on the Customized Software unless such derivative works are the subject of a signed agreement between the Parties.

6.5 Exclusivity on Individual Monitor Model. Intellisync will not license to any United States based wireless cellular telephone provider any customized version of the Software which would enable such wireless cellular provider to provide its subscribers with an Individual Monitor Model prior to July 20, 2004.

6.6 Software Ownership. As between the Parties, Intellisync and its licensors shall retain all right, title and interest in the Software and Customized Software, Documentation, and all copies and derivative works thereof (except any derivative works created by Verizon Wireless subject to a separate SOW between the Parties), including, without limitation, all patent, copyright, trade secret, trademark, and all other proprietary and intellectual property rights therein. Except as expressly permitted under this Agreement, Intellisync and its licensors reserve all, and Verizon Wireless does not acquire any, rights, express or implied, in the Software, Customized Software or Documentation. Except as otherwise stated in this Agreement, Verizon Wireless shall have no right to receive any source code with respect to the Software or Customized Software.

7. LICENSE TO TRADEMARKS.

7.1 Verizon Wireless Marks License. Subject to Section 7.3 directly below, Verizon Wireless hereby grants Intellisync the non-exclusive, royalty free, personal, revocable, non-transferable right to use, reproduce, publish, perform and display the Verizon Wireless Marks during the Term in connection with the development, use, reproduction in promotional and marketing materials, content directories and indices, electronic and printed advertising, publicity, newsletters and mailings, only with the prior written consent of Verizon Wireless and only in accordance with the procedures and guidelines set forth in Section 7.3 below.

7.2 Intellisync Marks License. Subject to Section 7.3 directly below, Intellisync hereby grants Verizon Wireless the non-exclusive, royalty free, personal, revocable, non-transferable right to use, reproduce, publish, perform and display the Intellisync Marks in connection with the development, use, reproduction in promotional and marketing materials, content directories and indices, electronic and printed advertising, publicity, newsletters and mailings, only with the prior written consent of Intellisync and only in accordance with the procedures and guidelines in Section 7.3 below.

7.3 Use of Marks. Prior to the first use of any of the other Party’s Marks in the manner permitted herein, the Party using such Marks shall submit a sample of such proposed use to the other Party for its prior written approval. Following any such “first use” of a Party’s Mark as described above, the using Party shall not be required to gain the owning Party’s approval to use the Mark provided the use is substantially similar to the first use.

Intellisync/Verizon Wireless
Proprietary and Confidential

CONFIDENTIAL TREATMENT

7.3.1 In addition, if there are modifications to the use of a Party’s Marks after the first approved use of such Marks, such modifications must be submitted to the owner of such Marks for approval prior to the modified use.

7.3.2 Without limiting the generality of the foregoing, each Party shall strictly comply with all standards with respect to the use of the other Party’s Marks which may be furnished by such Party from time-to-time, and all uses of the other Party’s Marks in proximity to the trade name, trademark, service name or service mark of any other person shall be consistent with the standards furnished by the other Party from time-to-time.

7.3.3 Further, neither Party shall create a combination mark consisting of one or more Marks of the other Party.

7.3.4 All uses of the other Party’s Marks shall inure to the benefit of the Party owning such Mark. Each Party hereby acknowledges and agrees that, as between the Parties hereto, the other Party is the owner of the Marks identified as its Marks on the applicable Exhibit to this Agreement, and all goodwill associated therewith shall inure to the benefit of the Party owning said Marks.

7.3.5 Either Party may update or change the list of Marks usable by the other Party hereunder at any time by written notice to the other Party.

7.3.6 During the Term of this Agreement, neither Party shall use, register, or attempt to register, in any country, any name or trademark identical or confusingly similar to the other Party’s Marks. The owner Party shall have the sole right to and in its sole discretion may control any action concerning its Marks.

7.3.7 Any materials, activities, products, or services distributed or marketed by a Party in conjunction with the other Party’s Marks shall: (i) meet all terms of this Agreement, (ii) meet or exceed standards of quality and performance generally accepted in the industry, and (iii) comply with all applicable laws, rules, and regulations. Each Party shall fully correct and remedy any deficiencies in its use of the other Party’s Marks and/or the quality of any materials, activities, products, or services it offers or markets in conjunction with the other Party’s Marks, upon reasonable notice from the other Party.

8. PRICE AND PRICE REVISIONS

8.1  The prices for all Customized Software or Related Service ordered by Verizon Wireless are those prices set forth in Exhibit A and there shall be no price increases during the Term of this Agreement on Customized Software or Related Services ordered under this Agreement.

8.2 For the Term of this Agreement, *** Intellisync represents and warrants that ***. If during the Term of this Agreement ***.

8.3  Any price decrease or discount increase shall be effective immediately upon announcement by Intellisync. Such pricing shall apply to all SOWs that have not been invoiced by Intellisync. Notice of price decrease shall be given both in writing and in the Verizon Wireless-defined electronic format and addressed or directed to the respective Parties indicated in Section 29.

9. STATEMENTS OF WORK

9.1 Intellisync may enforce each SOW only against the Affiliate that has submitted the SOW. Default shall not affect any other Affiliate party to this Agreement.

9.2 Unless expressly set forth in an exhibit or SOW, Verizon Wireless may cancel or reschedule SOWs for convenience, in whole or in part, by providing written notice to Intellisync at least fifteen

Intellisync/Verizon Wireless
Proprietary and Confidential

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

(15) days before scheduled ship date of Customized Software or date Related Services, including but not limited to maintenance services, are to be rendered. In such case, Verizon Wireless shall pay Intellisync all expenses and costs, including Intellisync’s professional services expenses (such expenses to be billed on a time and materials basis at Intellisync’s then existing hourly rates or those hourly rates as stated in the SOW) associated with the work performed by Intellisync through the date of termination. If the charges for such terminated SOWs were paid in advance, Intellisync shall promptly refund remaining charges to Verizon Wireless after deducting Intellisync’s above-mentioned costs and expenses.

9.3 Modification of and SOW by Verizon Wireless or its Affiliates will extend the date of delivery of Customized Software and/or Related Services.

10. PAYMENT TERMS, BILLING

10.1 Intellisync shall render invoices following the date of Acceptance. Payment for Software of Related Services shall be due sixty (60) days from date of receipt of an undisputed invoice, unless payment terms more favorable to Verizon Wireless are stated on Intellisync’s invoice and Verizon Wireless elects to pay on such terms. Payment for Related Service shall be due sixty (60) days after receipt of an undisputed invoice. However, payment shall not indicate acceptance of any Software or Related Service performed.

10.2 Invoices for charges specified in an SOW shall be submitted by Intellisync to the address specified in the SOW. Invoices shall include, but not be limited to, (a) SOW number; (b) Software description and identification number; (c) ship to name and address; (d) delivery method (i.e., electronic or physical); (e) date of delivery (f) quantity shipped and billed or quantity of service units performed and billed; (g) maintenance service details; (h) net unit cost; (i) discounts applied; (j) net invoice amount; (k) contract information for invoice disputes; and such other detail as Verizon Wireless may request.

11. RECORDS AND REPORTS

11.1 Intellisync shall maintain complete and accurate records of all invoices, all amounts billable to and payments made by Verizon Wireless, in accordance with generally accepted accounting practices. Intellisync shall retain and make available upon request such records for a period of *** from the date of acceptance of the Software or rendering of Related Services covered by this Agreement.

11.2  Intellisync shall permit a mutually agreed upon third party certified public accountant to examine and audit such records at all reasonable times as may reasonably be required to verify compliance with this Agreement, at such times as Verizon Wireless may reasonably request upon reasonable written notice. Intellisync shall have the right to require the aforesaid third party CPA to enter into a non-disclosure agreement with Intellisync, prior to conducting the audit. Verizon Wireless shall pay the cost of audits unless the audit reveals that Verizon Wireless has made an overpayment in excess of *** due for any ***, in which event Intellisync shall reimburse Verizon Wireless for the cost of such audits in addition to all other amounts to which Verizon Wireless may be legally entitled. Audits shall not unreasonably interfere with Intellisync’s business activities, and shall not be conducted more than *** in any *** period. However, in the event prior audits indicate problems with record keeping, reporting and/or payment, said audits shall not be limited to *** in any *** period until such time as a subsequent audit reflects a proper accounting. The books and records being audited, as well as the results of the audit shall be considered Confidential Information of Intellisync disclosed to Verizon Wireless under the terms of this Agreement.

Intellisync/Verizon Wireless
Proprietary and Confidential

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

11.3  Verizon Wireless agrees to keep complete and accurate books and records of all Users of the Customized Software as necessary to demonstrate Verizon Wireless’s compliance with this Agreement. Verizon Wireless shall permit a mutually agreed upon third party certified public accountant to audit copies of Verizon Wireless’ books and records as may reasonably be required to verify compliance with this Agreement, at such times as Intellisync may reasonably request upon reasonable written notice. Verizon Wireless shall have the right to require the aforesaid third party CPA to enter into a non-disclosure agreement with Verizon Wireless, prior to conducting the audit. Intellisync shall pay the cost of audits unless the audit reveals under-reporting by *** or more of the amount due for any month, in which event Verizon Wireless shall reimburse Intellisync for the cost of such audits in addition to all other amounts to which Intellisync may be legally entitled. Audits shall not unreasonably interfere with Verizon Wireless’s business activities and shall not be conducted more than *** in any *** period. However, in the event prior audits indicate problems with record keeping, reporting and/or payment, said audits shall not be limited to *** in any *** period until such time as a subsequent audit reflects a proper accounting. The books and records being audited, as well as the results of the audit shall be considered Confidential Information of Verizon Wireless disclosed under the terms of this Agreement.

12. DELIVERY

12.1 Delivery.

12.1.1  Unless otherwise specified in an SOW, shipment of Software shall be made electronically. Where delivery in other than electronic format is specified in an SOW, shipment of Software shall be FOB Verizon Wireless designated location, freight prepaid, and added to Verizon Wireless’ invoice. Intellisync shall select a carrier based on the best rate as negotiated by Intellisync, and Verizon Wireless shall only pay Intellisync’s actual net transportation costs, reduced by any and all setoffs, including but not limited to, all applicable discounts, allowances and refunds. Failure to ship in accordance with Verizon Wireless’ instructions may result in charge backs to Intellisync.

12.1.2  The Parties agree and understand that time is of the essence for Software purchased pursuant to this Agreement. Delivery intervals as set forth in this Agreement or an SOW shall begin from the date of Intellisync’s receipt of Verizon Wireless’ SOW.

12.1.3  Unless instructed otherwise by Verizon Wireless, Intellisync shall, for SOWs placed: (a) see that all subordinate documents bear Verizon Wireless’ SOW number; (b) enclose a packing list with each shipment and when more than one package is shipped, identify the one containing the packing list; (c) mark Verizon Wireless’ SOW number on all packages and shipping papers; (d) render invoices showing Verizon Wireless’ SOW number; (e) render separate invoices for each shipment or SOW; (f) forward shipping notices with invoices; (g) invoice Verizon Wireless by mailing or otherwise transmitting invoices, bills, and notices to the billing address on the SOW; and (h) make available a bill of lading upon request.

12.1.4  Intellisync shall ship the Customized Software to Verizon Wireless as authorized pursuant to this Agreement or an SOW. If the Customized Software is delivered ahead of the delivery date, Verizon Wireless may withhold payment for the Customized Software until after the specified delivery date and, if necessary, place the Customized Software in storage, at Intellisync’s expense, until the specified delivery date.

12.1.5  Where delivery in other than electronic format, the Customized Software shall be packaged for shipment, at no additional charge, in commercially suitable containers, consistent with all applicable laws, that provide protection against damage during the shipment, handling and storage of the Software.

Intellisync/Verizon Wireless
Proprietary and Confidential

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

12.2 Late Delivery.

If Intellisync fails to deliver to Verizon Wireless the Customized Software on or before the ordered delivery date, Verizon Wireless may either cancel the SOW or extend such ordered delivery date to a subsequent date and may require an expedited delivery, with any additional costs to be borne by Intellisync, unless such failure to deliver or the delay is caused by a party other than Intellisync, its Affiliates or agents. If Verizon Wireless elects to extend the ordered delivery date due to Intellisync’s failure to timely deliver the Customized Software, the Parties agree that Intellisync will pay Verizon Wireless a performance compensation payment in an amount equal to *** of the maximum dollar amount available under the related SOW for each week or part thereof of delay occurring after the ordered delivery date originally specified on the SOW until either the delivery date or the date on which Verizon Wireless cancels the SOW, whichever first occurs. Under normal circumstances resort to, and utilization of, performance compensation payments shall preclude the subsequent exercise of the cure period set forth in Section 19.1 for the specific Intellisync failures for which performance compensation payments have been assessed and reimbursed. However, such failures shall be counted in determining the repeated, consistent or cumulative failure of Intellisync to meet the performance requirements of this Agreement or the requirement that Intellisync cure the specific failure to perform for which performance compensation payments were assessed. In consideration of the fact that damages sufferable by Verizon Wireless as the result of late delivery may be difficult to discern, the aforesaid performance compensation payments shall be deemed liquidated damages and not a penalty.

12.3 Risk of Loss.

Intellisync shall bear the risk of loss of or damage to the Customized Software until receipt of all Customized Software specified in an SOW. Intellisync shall promptly replace such Software when lost or damaged at no additional charge.

13. DOCUMENTATION

13.1 For so long as Verizon Wireless is receiving Maintenance, with each license of Software ordered hereunder, Intellisync shall support the Software by maintaining and providing to Verizon Wireless, at no additional charge, copies of all Documentation, in a machine readable format unless another format is agreed to by Verizon Wireless, which is provided by Intellisync to any of its other customers for the Software. Documentation shall comply with commonly accepted industry standards with respect to content, size, legibility and reproducibility. For so long as Verizon Wireless is receiving Maintenance, Intellisync shall provide, at no additional charge, all future updates of such Documentation. Verizon Wireless shall have the right to reproduce all Documentation including all machine-readable documentation for the Customized Software, provided that such reproduction is made solely for Verizon Wireless’ permitted uses hereunder. Any such reproductions shall include any copyright or similar proprietary notices contained on the items being reproduced. Documentation shall include, but not be limited to, the following areas:

13.1.1 Administration;

13.1.2 Features and technical specifications;

13.1.3 Installation and testing criteria;

13.1.4 Operations, provisioning;

13.1.5 Maintenance and diagnostics; and

Intellisync/Verizon Wireless
Proprietary and Confidential

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

13.1.6 Other documentation mutually deemed necessary by the Parties to support the installation, acceptance testing, administration, maintenance and engineering and operation of the Software.

13.2 Intellisync shall maintain a record of Software Documentation that has been distributed among Verizon Wireless’ personnel and provide updates of such Documentation, at no additional charge, in accordance with that record.

13.3 Intellisync hereby grants to Verizon Wireless a fully paid-up license, at no additional charge, to copy or otherwise reproduce all or portions of the Documentation for use in accordance with the license granted in Section 6. Any such reproductions shall retain any copyright or similar proprietary notices contained on the items being reproduced.

14. INSPECTION AND ACCEPTANCE

14.1 Benchmark Testing.

Upon Verizon Wireless’ request, before Verizon Wireless places an order, Intellisync shall, at no cost to Verizon Wireless, demonstrate the functional capabilities of the Software at agreed times and places. The result of this demonstration or benchmark test may, at Verizon Wireless’ option, be incorporated into the SOW.

14.2 Inspection and Acceptance Testing.

All Customized Software delivered shall be subject to inspection and Acceptance by Verizon Wireless to determine if the Customized Software functions in all material ways in conformity with the Specifications (collectively “Acceptance Test Criteria”). Inspection or failure to inspect shall not be deemed Acceptance of Customized Software. Verizon Wireless’ right to test does not relieve Intellisync from its testing, inspection and quality control obligations. Verizon Wireless shall certify to Intellisync Acceptance of the Customized Software upon the successful achievement of the performance standards set forth below.

14.2.1 If the Customized Software, including any Update is to be installed by Verizon Wireless, Verizon Wireless shall have *** following delivery, within which to perform acceptance testing of the Customized Software to determine its conformity with the Acceptance Test Criteria.

14.2.2  If the Customized Software, including any Update is to be installed by Intellisync, Verizon Wireless shall have *** following successful conclusion of Intellisync’s standard test procedures (or other mutually agreed upon evaluation and test procedures set forth in an SOW) within which to perform acceptance testing of the Customized Software to determine its conformity with the Acceptance Test Criteria.

14.3 If Software successfully conforms to the Acceptance Test Criteria, Verizon Wireless shall notify Intellisync in writing of its acceptance of the Customized Software (“Acceptance”). If the Customized Software fails the test procedures, Verizon Wireless may, provide notice to Intellisync rejecting such Customized Software. Following such notification, Verizon Wireless may, at its option: (a) return the Customized Software to Intellisync within ***, at Intellisync’s risk and expense, and receive a full refund of all amounts paid with respect to returned Customized Software and Related Services; or (b) grant Intellisync the opportunity to correct all deficiencies by repairing or replacing any non-conforming Customized Software, within *** for material launch impacting issues; or (c) grant Intellisync the opportunity to correct all deficiencies by repairing or replacing any non-conforming Customized Software, within ***, or within such other time as the Parties may agree, for all other issues. If Verizon Wireless grants Intellisync such opportunity and after the cure period the Customized Software still fails to perform, Verizon Wireless shall have the right to reject

Intellisync/Verizon Wireless
Proprietary and Confidential

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

the Customized Software, and return the Software to Intellisync at Intellisync’s expense, and receive a full refund of all amounts paid with respect to the returned Software. Software shall not be deemed accepted unless such acceptance is in writing or as provided in Section 14.5 below.

14.4 If Verizon Wireless elects not to perform specific acceptance tests, the Software shall be deemed accepted upon commercial availability.

14.5 If applicable, any amounts for the Software and Related Services paid to Intellisync by Verizon Wireless shall be refunded to Verizon Wireless within *** after return of Software.

15. MAINTENANCE

15.1 Subject to Verizon Wireless’ payment of the Maintenance Fees in accordance with Exhibit A, Intellisync will provide annual technical support and assistance relating to the Customized Software via email and telephone only, directly to authorized personnel who are employees of Verizon Wireless and are trained in the usage of the Customized Software. Intellisync will not be responsible for any direct Verizon Wireless User support pursuant to this Agreement.

15.2 Subject to Verizon Wireless’ payment of the Maintenance Fees in accordance with Exhibit A, Intellisync will provide to Verizon Wireless all Updates, and Releases to the Customized Software promptly upon their commercial release. Verizon Wireless acknowledges that Intellisync may, in its sole discretion, limit its technical support and assistance as set forth above to the most recent *** of the Customized Software if such recent versions have been offered to Verizon Wireless, provided that Intellisync will continue providing technical support for the former *** for *** after release of the new ***.

15.3 Subject to Verizon Wireless’ payment of the Maintenance Fees, Intellisync will provide annual maintenance as described in 15.1 and 15.2 above (“Maintenance”) at the rates described in Exhibit A. On the anniversary of the Effective Date, Verizon Wireless shall elect whether it wants to receive twelve (12) months (the “Maintenance Term”) of Maintenance. If elected, Verizon Wireless agrees to pay Intellisync the maintenance fees as described in Exhibit A (“Maintenance Fees”). If Verizon Wireless ceases to pay for and receive Maintenance and later requests Maintenance, Verizon Wireless will be required to pay to Intellisync the Maintenance Fees not paid during the period in which the Maintenance was discontinued. Intellisync has no obligation to provide Verizon Wireless with any Maintenance unless Verizon Wireless has paid for the Maintenance in advance as required hereunder.

15.4 Service Level Agreement. Attached as Exhibit F is a Service Level Agreement (“SLA”) setting forth the respective responsibilities of the Parties regarding support of the Customized Software and Related Services.

16. RELATED SERVICES

Verizon Wireless may order and Intellisync shall provide Related Services as set forth in Exhibit B.

17. REPRESENTATIONS AND WARRANTIES

17.1 Ownership.

Intellisync represents and warrants that it owns the Customized Software and has the right to license the Customized Software to Verizon Wireless. Intellisync also represents and warrants to the best of its knowledge that ***. As to Customized Software which Intellisync does not have title, Intellisync represents and warrants that it has rights in the Customized Software sufficient to permit the license and sublicense of the Customized Software to Verizon Wireless and that Intellisync has full right, power and authority to license the Customized Software and other rights granted hereunder to Verizon Wireless and its Customers and Users.

Intellisync/Verizon Wireless
Proprietary and Confidential

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

17.2 Limited Term Warranties.

17.2.1 For the Warranty Period specified below, Intellisync warrants to Verizon Wireless that:

17.2.1.1 The Customized Software and media containing the Customized Software and the Related Services will be free from defects in design, material and workmanship;

17.2.1.2 The Customized Software will substantially conform to and perform in all material ways in accordance with the Specifications and SOW;

17.2.1.3  So long as Verizon Wireless is receiving maintenance, if Intellisync makes generally available any Updates or other enhancements or upgrades, such Updates, enhancements or upgrades shall be included within this warranty;

17.2.1.4 Each Update will conform to and perform in all material ways in accordance with the Specifications; and

17.2.1.5 If Customized Software furnished contains one or more manufacturers’ warranties, other than Intellisync’s, Intellisync hereby assigns such warranties to Verizon Wireless.

17.2.2 If the Customized Software does not meet its warranties during the Warranty Period and Intellisync has not: (a) replaced the Customized Software with Customized Software that will perform in accordance with the Specifications, or; (b) modified the Customized Software to perform in accordance with the Specifications within *** subsequent to the expiration of the Warranty Period, then in addition to any other rights or remedies Verizon Wireless may have at law or in equity, Verizon Wireless may terminate this Agreement or any SOW issued hereunder, and Intellisync shall refund to Verizon Wireless the amount paid to it for the nonconforming Customized Software.

17.2.3 EXCEPT FOR THE WARRANTIES IN THIS SECTION 17, INTELLISYNC MAKES NO WARRANTY OF ANY KIND WITH REGARD TO THE SOFTWARE OR CUSTOMIZED SOFTWARE. INTELLISYNC EXPRESSLY DISCLAIMS ANY OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WHETHER ARISING IN LAW, CUSTOM, CONDUCT OR OTHERWISE. NOTWITHSTANDING THE FOREGOING, INTELLISYNC DOES NOT DISCLAIM VERIZON WIRELESS’ RIGHT TO INDEMNIFICATION PURSUANT TO SECTIONS 20 AND 28 OF THIS AGREEMENT.

17.2.4 Warranty Period.

The Warranty Period for Customized Software or Related Services will be in effect for *** from the Effective Date. Thereafter the Warranty Period shall be *** from the date of Acceptance; provided, however, that such Warranty Period for Software shall be extended by a period equal to the time during which such Software does not meet its warranties. The Warranty Period for replacement Customized Software shall be the remaining Warranty Period of the replaced Customized Software or ***, whichever is the greater. Notwithstanding the foregoing, the Warranty Period related to Ownership and *** shall extend for the Term of the Agreement.

17.3 Software Virus Protection.

17.3.1 Intellisync represents and warrants to Verizon Wireless that the Customized Software does not contain or will not contain any Self-Help Code or any Unauthorized Code. Intellisync shall remove promptly any such Self-Help Code or Unauthorized Code in the Customized Software of which it is notified or may discover. Intellisync shall indemnify Verizon Wireless against any loss or expense arising out of any breach of this warranty.

Intellisync/Verizon Wireless
Proprietary and Confidential

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

17.3.2  Intellisync also represents and warrants that there are no copy protections or similar mechanisms within the Customized Software, which will, either now or in the future, interfere with the grants made in this Agreement. Furthermore, Intellisync represents and warrants unless: (a) requested in writing by Verizon Wireless and Verizon Wireless approves Intellisync’s response, or (b) Intellisync advises Verizon Wireless in writing that it is necessary to perform valid duties under this Agreement and authorized in writing by Verizon Wireless, the Customized Software shall: (i) contain no hidden files; (ii) not replicate, transmit or activate itself without control of an authorized person operating computer equipment on which it resides; (iii) not alter, damage or erase any data or computer programs without control of an authorized person operating the computer equipment on which it resides; and (iv) contain no encrypted imbedded key, node lock, spyware, time out or other function, whether implemented by electronic, mechanical or other means, which restricts or may restrict Use or access to any programs or data developed under this Agreement, based on residency on a specific hardware configuration, frequency or duration of Use, or other limiting criteria (collectively “Illicit Code”). Should any Customized Software have any of the foregoing attributes, and notwithstanding anything elsewhere in this Agreement to the contrary, Intellisync shall be in default of this Agreement, and no cure period shall apply. It is agreed that a breach of the above representation and warranty may cause irreparable harm and injury and Verizon Wireless shall be entitled, in addition to any other rights and remedies it may have at law or in equity, to seek an injunction enjoining and restraining Intellisync from doing or continuing to do any such act and any other violations or threatened violations of the Agreement. In addition to any other remedies available to it under this Agreement, Verizon Wireless reserves the right to pursue any civil and/or criminal penalties available to it against the Intellisync.

17.4 Assignment of Warranties.

If Verizon Wireless transfers or assigns the Customized Software to an Affiliate, or to a third party in connection with the provision or support of network services, then Intellisync’s Ownership and *** warranty and its warranty that all Software will conform in all material ways to all Specifications, SOWs, and other requirements set forth in this Agreement, including that all Customized Software will be free from material defects in materials, workmanship and design, will extend to Verizon Wireless’ transferees and assignees.

17.5 Services.

17.5.1 Intellisync represents and warrants to Verizon Wireless that Related Services shall be rendered by qualified personnel, certified for the applicable Customized Software, who will perform the tasks assigned consistent with professional standards.

17.5.2 Intellisync represents, warrants, and covenants that no service performed by Intellisync pursuant to this Agreement shall be provided, directed, controlled, supervised, or managed, and no data or Verizon Wireless customer communication (voice or data) relating to any such service shall be stored or transmitted, at, in, or through, a site located outside of the United States without the advance written consent of Verizon Wireless.

17.6 Remedies.

All warranties shall survive inspection, acceptance and payment. If any breach of warranty occurs during the Warranty Period, Intellisync shall correct material errors, defects and nonconformities and restore the Customized Software to conforming condition without additional charge to Verizon Wireless. If such breach or nonconformity has not been corrected within a reasonable time (not to exceed fifteen (15) days from Verizon Wireless’ notice to Intellisync of the breach), or if during the

Intellisync/Verizon Wireless
Proprietary and Confidential

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

Warranty Period two (2) or more such breaches of warranty occur within any thirty (30) day period, in addition to any other rights or remedies Verizon Wireless may have at law or in equity, Verizon Wireless may cancel the SOWs covering such defective Customized Software and any other Software affected by such breach. In the event of such cancellation, Intellisync shall promptly remove such Customized Software and refund to Verizon Wireless all monies previously paid to Intellisync for the defective Customized Software and Related Services.

18. ESCROW

18.1  Upon the written request of Verizon Wireless, in order to protect the rights of Verizon Wireless, Intellisync shall, at Verizon Wireless’ sole cost and expense, deposit, keep and maintain current a copy of the Source Code Materials identified in Section 18.2 below for any Software licensed by Intellisync to Verizon Wireless in escrow with a commercial escrow agent mutually agreeable to the parties, pursuant to an escrow agreement by and among Intellisync, Verizon Wireless and such agent, or if Intellisync has deposited and maintains such Source Code Materials in an escrow account with an escrow agent in the United States, acceptable to Verizon Wireless, then Intellisync shall at Verizon Wireless’ sole cost and expense and within thirty (30) days of the Effective Date of this Agreement, register Verizon Wireless as a listed beneficiary under such source code agreement (“Escrow Agreement”). Such Escrow Agreement shall authorize the escrow agent to release such Source Code Materials to Verizon Wireless if and when Verizon Wireless shall have a right thereto pursuant to this Agreement. Intellisync shall be deemed to have granted to Verizon Wireless a license and right to Use the Software and Source Code Materials under the terms and conditions of this Agreement, effective upon such time as, but only in the event that, Verizon Wireless obtains the Source Code Materials due to a release event.

18.2 To protect the rights and interests of Verizon Wireless, Intellisync shall immediately place in escrow materials on machine readable media compatible with Intellisync’s equipment and accompanied by full documentation thereof sufficient to allow a reasonably skilled and experienced engineer build the Customized Software from source code (collectively, “Source Code Materials”) which will enable Verizon Wireless to maintain, support and enhance such Software or to contract with others for such work in accordance with the escrow release events indicated in Section 18.3 below (“Escrow Release Events”).

18.3 Escrow Release Events.

The “Escrow Release Events” defined and agreed to herein, and in any Escrow Agreement that may be entered into by the Parties, shall include, but not be limited to, these conditions upon which the Source Code Materials shall be released to Verizon Wireless, temporarily or permanently, if one or more of the following events occur:

18.3.1 permanently, if Intellisync becomes insolvent or admits insolvency or admits a general inability to pay debts as they become due or fails to maintain the accuracy and satisfy the requirements supporting the accuracy of its representations;

18.3.2 permanently, if Intellisync files a petition for protection under the Bankruptcy code of the United States, or an involuntary petition is filed against the Intellisync and is not dismissed within sixty (60) days, or Verizon Wireless exercises its rights under 365(n) of the Bankruptcy Code; and

18.3.3  temporarily, if during the Term, Intellisync fails to provide technical support during any emergency or out-of-service condition or, at any time, ceases to provide warranty or maintenance support for a period of thirty (30) days or otherwise to perform its obligations under this Agreement. Verizon Wireless shall only use Source Code Materials released during this

Intellisync/Verizon Wireless
Proprietary and Confidential

CONFIDENTIAL TREATMENT

event for the purpose of placing the Software back into operation or otherwise maintaining or supporting the Software.

18.4 Intellisync's Responsibilities.

Verizon Wireless shall pay all costs of providing and maintaining the Source Code Materials in escrow, including the fees of the escrow agent and Intellisync shall annually certify compliance. Verizon Wireless shall have the right at any time to verify that the copy of the source code placed in escrow shall be reproduced and maintained on machine readable media compatible with Intellisync’s equipment and shall be accompanied by full documentation thereof. All Source Code Materials will be refreshed by the Intellisync at least every *** to include all new fixes, and within *** of the date when Intellisync provides Verizon Wireless with a new maintenance release or upgraded version of Software. As a baseline to insure that all Source Code Materials placed in escrow are complete, Intellisync will confirm, through the escrow agent, that an independent third party can indeed produce the Source Code Materials listed above.

18.5 Supplementary Agreement.

Intellisync acknowledges that this escrow provision, or any Escrow Agreement the Parties may enter into, is an “agreement supplementary to” (the “Supplementary Agreement”) the license agreement as provided in Section 365(n) of the Bankruptcy Code. Intellisync acknowledges that if Intellisync as a debtor-in-interest or a trustee-in-bankruptcy (individually or collectively “Debtor”) in a case under the Bankruptcy Code rejects this Agreement or the Supplementary Agreement, Verizon Wireless may elect to retain its rights under the Agreement and this Supplementary Agreement as provided in Section 365(n) of the Bankruptcy Code. After the commencement of a case under the Bankruptcy Code by or against Intellisync, and unless and until the Agreement is rejected, upon written request of Verizon Wireless, Debtor shall: (a) not interfere with the rights of Verizon Wireless as provided in the Agreement and this Supplementary Agreement, including the right to obtain the Source Code Materials from the escrow agent; and (b) provide the Source Code Materials to Verizon Wireless. If Debtor rejects the Agreement or this Supplementary Agreement and Verizon Wireless elects to retain its rights as set forth in Section 365 of the Bankruptcy Code, upon written request of Verizon Wireless, the escrow agent shall provide the Source Code Materials to Verizon Wireless.

19. TERMINATION

19.1 Either Party shall be in default if it fails to perform any of its material obligations under this Agreement. If either Party shall be in material breach or default of this Agreement, and such breach shall continue for a period of *** after receipt of written notice thereof, then, in addition to all other rights and remedies under this Agreement at law or in equity or otherwise, the non-breaching Party shall have the right, upon written notice, to immediately cancel any or all affected SOWs or at its option to terminate this Agreement without any obligation or liability to the breaching Party for said termination or cancellation. Notwithstanding the foregoing, if Intellisync fails to tender delivery of Software or render Related Services, due to circumstances solely within Intellisync’s control, and within *** of the respective date mutually agreed upon, then Verizon Wireless shall have the right to immediately cancel any or all affected SOWs or this Agreement without further obligation or liability to Intellisync for said cancellation or any obligation to provide Intellisync a time period to cure said breach.

19.2 This Agreement may be terminated, by written notice, only as follows:

19.2.1 ***

19.2.1.1 ***

Intellisync/Verizon Wireless
Proprietary and Confidential

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

19.2.1.2 ***

19.2.1.3 ***

19.2.2 By Verizon Wireless, immediately in the event of the following:

19.2.2.1 Intellisync judged bankrupt or insolvent; or

19.2.2.2 Intellisync makes a general assignment for the benefit of its creditors; or

19.2.2.3 A trustee or receiver is appointed for Intellisync or for any of its property; or

19.2.2.4 Any petition by or on behalf of Intellisync is filed to take advantage of any debtor’s act or to reorganize under the bankruptcy or similar laws; or

19.2.2.5  A legal complaint filed against Verizon Wireless alleging infringement or misappropriation of a patent, copyright or trade secret, made by a third party relating to the Customized Software or use thereof, that is not dismissed within ninety (90) days from the date the complaint is served on Verizon Wireless; or

19.2.2.6 Either party fails to comply with laws, ordinances, rules, regulations or orders of any public authority where such failure to comply materially impacts either party's ability to perform under this Agreement and/or any SOW.

19.3 Termination of SOW for Related Services for Convenience.

Unless otherwise provided in this Agreement, or an SOW, Verizon Wireless may terminate an SOW for Related Services, effective immediately, upon written notice to Intellisync. In such cases, Verizon Wireless will pay Intellisync for Related Services satisfactorily performed in accordance this Agreement up to the effective date of termination.

19.4 Effect of Termination.

With the exception of those Sections of this Agreement which shall survive same, as stated in Section 36, Termination shall be absolute.

The Parties agree that prior to any Termination, they shall negotiate in good faith, taking into consideration the relationship of the Parties and the revenue share received by Intellisync under this Agreement, for a license to maintain and support the Customized Software for the Verizon Wireless then-current User-base of the Customized Software.

Upon termination of this Agreement by Verizon Wireless, Verizon Wireless shall not be liable to Intellisync, either for compensation or for damages of any kind or character whatsoever, whether on account of the loss by Intellisync of present or prospective profits on sales or anticipated sales, or expenditures, investments or commitments, made in connection with the establishment, development or maintenance of Intellisync’s business, or on account of any other cause or thing whatsoever. Termination shall not prejudice the rights or liabilities of the Parties with respect to any indebtedness then owing by either Party to the other.

19.5 Additional Rights.

The rights set forth in this Section are in addition to, and not in limitation of, any other right and remedy either party may have at law or in equity.

Intellisync/Verizon Wireless
Proprietary and Confidential

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

20. INFRINGEMENT

20.1 Intellectual Property (IP) Indemnity.

Intellisync shall indemnify, defend and hold harmless Verizon Wireless, its present and future parents (including Vodafone), subsidiaries and Affiliates, and its and their respective present and future Customers, Users, directors, officers, partners, vendors, employees, agents, successors and assigns (“Indemnified Parties”) from and against all claims, suits, demands, damages, liabilities, expenses (including, but not limited to, reasonable fees and disbursements of counsel and court costs), judgments, settlements and penalties of every kind arising from or relating to any actual or alleged infringement or misappropriation of any patent, trademark, copyright, trade secret or any actual or alleged violation of any other intellectual property or proprietary rights arising from or in connection with the Software, Customized Software provided or the Related Services performed under this Agreement or their Use (“IP Claim”). Notwithstanding anything to the contrary contained in this Agreement, the provisions of this Section, shall govern the rights of Verizon Wireless and its Affiliates, shareholders, directors, officers, employees, contractors, and agents to indemnification for IP Claims.

20.2 Indemnification Procedures.

The procedures set forth in Section 28 shall apply in the case of any claims of infringement, misappropriation or violation of intellectual property rights for which indemnification will be sought.

20.3 IP Claim Obligations.

Without limitation of Sections 20.1 and 20.2, if sale, use or, if applicable, distribution, of the Customized Software or Related Services becomes subject to an IP Claim, Intellisync shall with the informed consent of Verizon Wireless and at Intellisync’s expense:

20.3.1 Procure for the Indemnified Parties the right to use the Customized Software and/or Related Services; or

20.3.2 Replace the Customized Software and/or Related Services with equivalent, non-infringing Software and/or Related Services; or

20.3.3 Modify the Customized Software and/or Related Services so they become non-infringing; or

20.3.4 Remove the Customized Software and/or Related Services and refund the purchase price for the infringing Customized Software and/or Related Services, including transportation, installation, removal and other incidental charges which Verizon Wireless has paid depreciated on a straight-line basis over a five-year period.

20.4 Limitations. Unless otherwise stated in this Agreement, the rights granted to Verizon Wireless in this Section 20 shall be its sole and exclusive remedy and Intellisync’s sole obligation for any alleged infringement of any patent, copyright, trademark, trade secret, or other proprietary right. Intellisync shall have no liability, including under this Section 20, if any claim of infringement or misappropriation results solely from: (a) any modification of the Customized Software by anyone other than Intellisync without Intellisync’s assent, or any person not under Intellisync’s direction or control, if such claim would have been avoided by use of un-modified Customized Software; (b) any Verizon Wireless or third party application; (c) use of the Customized Software in connection or in combination with the equipment, devices or software not provided by Intellisync (but only to the extent that the Customized Software alone would not have infringed); (d) Customized Software developed or modified in compliance with Verizon Wireless’ design requirements or specifications unless such design requirements or specifications were at the direction, request or written consent of

Intellisync/Verizon Wireless
Proprietary and Confidential

CONFIDENTIAL TREATMENT

Intellisync; (e) the Use of the Customized Software other than as permitted under this Agreement; (f) Verizon Wireless’ continued allegedly infringing activity after being provided modifications by Intellisync that would have avoided the alleged infringement, provided that the modification is commercially and logistically feasible to Verizon Wireless and provided that Verizon Wireless is allowed a reasonable amount of time to implement the modification, and provided that the modification allows continued operation of the Software and Customized Software in accordance with this Agreement; (g) Use of other than the most current Release or version of the Customized Software (if such infringement or claim would have been prevented by the Use of such Release or version without any substantial additional direct or indirect cost, expense or inconvenience to Verizon Wireless, Customers and Users).

21. CONFIDENTIAL INFORMATION

The non-disclosure provisions set forth as Exhibit D shall apply to this Agreement. Absent written approval of Verizon Wireless, Intellisync shall not disclose any Confidential Information, as defined in Exhibit D to any Affiliate ordering hereunder unless such information pertains to that Affiliate. Neither Party shall disclose such Confidential Information to agents, contractors or others without the prior written approval of the disclosing Party; and in the event of such approval, the receiving Party shall obtain their written agreement, in a form acceptable to the disclosing Party, to protect Confidential Information provided hereunder. If either Party intends to file this Agreement with the Securities and Exchange Commission or any other securities exchange commission NASDAQ, regulatory authority or similar body, then the filing party must provide to the other Party, no less than 10 business days before the expected date of the filing, a copy of this Agreement and its amendments, if any, marked to show the items on which the filing party plans to seek confidential treatment. The filing Party shall make reasonable efforts to expand any confidential treatment requests to include those provisions of this Agreement indicated by the other Party as terms on which such other Party requests confidential treatment.

22. PUBLICITY, DISCLOSURE AND SALES SUPPORT

Neither Party shall provide copies of this Agreement, or otherwise disclose the terms of this Agreement, to any third party, except if required to do so by the Securities Exchange Commission, NASDAQ, regulatory authority or similar body, without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed. The Parties agree that subject to Verizon Wireless’ prior approval, within thirty (30) days of the Effective Date Intellisync may issue a press announcement describing the expansion of the Intellisync and Verizon Wireless relationship. The Parties will release a joint press announcement, describing the relationship contemplated by this Agreement, within thirty (30) days of the commercial availability of the Customized Software for Verizon Wireless’ Users. Intellisync further agrees to submit to Verizon Wireless’ Corporate Communications Department, for written approval, which approval shall not be unreasonably withheld or delayed, all advertising, sales promotion, press releases, website usage, and other publicity matters relating to the Customized Software furnished and/or the Related Service performed pursuant to this Agreement when initially released, and prior to any modification of such use, when Verizon Wireless’ name, mark, or logo or the name, mark, or logo of any of its partners or Affiliates is mentioned or language from which the connection of said name, mark, or logo may be inferred or implied. Such requests shall be sent to:

Vice President — Corporate Communications

180 Washington Valley Road

Bedminster, New Jersey 07921.

Intellisync/Verizon Wireless
Proprietary and Confidential

CONFIDENTIAL TREATMENT

Upon request to and approval by the Verizon Wireless Vice President for Corporate Communications, Verizon Wireless agrees to act as a “Reference Account” for Intellisync. In such cases where Verizon Wireless has agreed to serve as a “Reference Account” Intellisync shall be allowed to refer other customers, potential customers, press, analysts, etc., to Verizon Wireless executives familiar with the Intellisync relationship to act as a reference for Intellisync.

Intellisync agrees to assign a dedicated internal sales support resource for Verizon Wireless. Intellisync agrees to add further dedicated sales support resources as mutually agreed. Intellisync agrees to allow Verizon Wireless access to the internal sales support provided by Intellisync.

23. COMPLIANCE WITH LAWS, RULES AND REGULATIONS; PRIVACY; USER DATA; CONSUMER CLEAR DISCLOSURE; OWNERSHIP OF MIN AND EMAIL ADDRESSES; AGGREGATE INFORMATION; TRACKING FUNCTIONALITY

23.1Intellisync shall comply with the provisions of all applicable federal, state, county and local laws, ordinances, regulations and codes (including procurement of required permits or certificates) in manufacturing, assembling, selling and providing Software and/or Related Services and in performing its other obligations under this Agreement and applicable equal employment opportunity laws, rules and regulations, which are expressly incorporated herein by reference. Irrespective of whether a specification is furnished, if Software or Related Services furnished are required to be constructed, packaged, labeled, or registered in a prescribed manner, Intellisync shall comply with applicable federal, state, county and local laws. Intellisync shall indemnify, defend, and hold harmless Verizon Wireless against all Claims arising out of or related to any such noncompliance.

23.2  Software furnished shall comply, to the extent applicable, with the requirements of the Federal Communications Commission’s Rules and Regulations, as may be amended, including those sections concerning the labeling of such Software and the suppression of radiation to specified levels. If the Software generates interference harmful to radio communications, and such Software was installed in accordance with such Rules and Regulations, then Intellisync shall provide to Verizon Wireless methods for suppressing the interference. If the interference cannot be reasonably suppressed, Intellisync shall accept return of the Software, refund to Verizon Wireless the price paid for the Software and bear all expenses for removal and shipment of such Software. Nothing herein shall be deemed to diminish or otherwise limit Intellisync’s obligations under Section 15 or any other rights or remedies available to Verizon Wireless, whether at law or in equity.

23.3  Intellisync represents and warrants to Verizon Wireless that at the time of delivery, all Related Services and Software delivered hereunder shall be “CALEA Compliant”, meaning that they will comply with the provisions of the Communications Assistance for Law Enforcement Act (Pub L. 103-414, Title 1, October 25, 1994, 108 Stat 4279, as amended), as well as any regulations or industry standards implementing the provisions of the law. Intellisync shall defend, indemnify and hold harmless Verizon Wireless and Verizon Wireless’ customers for any loss, cost, or damages (including, but not limited to, reasonable attorney’s fees) sustained because of Intellisync’s CALEA noncompliance.

23.4  Privacy. To the extent such is applicable, during the Term of this Agreement Intellisync shall comply with applicable laws, rules, and regulations respecting privacy, and the Verizon Wireless privacy policy as posted on the VerizonWireless.com web site.

23.5  Security Audits. Each Party (the “Auditing Party”) will have the right, at its own expense, up to once every ***, to have an independent third party (accompanied by the other Party) inspect and audit the technology and security measures of the other Party (the “Audited Party”) used to secure the data and information provided by Users to the Audited Party in connection with the Project, including without limitation authentication processes. The Audited Party will use

Intellisync/Verizon Wireless
Proprietary and Confidential

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

commercially reasonable efforts to cooperate with the auditor. The Audited Party will use commercially reasonable efforts to correct any failures to comply with the security requirements set forth in this Agreement (“Security Flaws”) detected by such an audit promptly following such audit. All audits under this Section will be subject to the following conditions: (a) the Auditing Party must provide the Audited Party with at least *** prior notice before such an audit; (b) any such audit must be conducted during regular business hours in such a manner as not to interfere with normal business activities; (c) any auditor must be an independent third party, reasonably acceptable to the Audited Party; (d) the auditor must agree in writing to the reasonable confidentiality terms and conditions of the Audited Party; and (e) the auditor must be instructed to disclose to the Auditing Party only the existence or non-existence of any Security Flaws with respect to data and information of Users, together with a description of any such Security Flaws, discovered in the course of the audit.

23.6 User Data.

23.6.1 Ownership of User Data. Subject to the terms of applicable User agreements and this Section, Verizon Wireless shall own all rights in the User Data which it collects, or which is collected on its behalf during the Term of this Agreement.

23.6.2 Security of User Data. Intellisync will use *** to sufficiently protect the User Data from disclosure to any Third Party or from becoming corrupt. These efforts will include ***.

23.6.3 Ownership of MIN, MDN and Email Address. The Parties further agree that Verizon Wireless shall own and retain control over each User’s mobile identification number (“MIN”), mobile dialing number (“MDN”) and Email Address. Should Intellisync capture a User’s MIN, MDN or Email Address, Intellisync shall be entitled to use said information only in providing the Software and Related Services to Users under the terms and conditions of this Agreement.

23.6.4 ***

23.6.5 User Data Obtained by Intellisync.

Except as set forth in Section 23.6.4, User Data that is obtained by Intellisync:

a. from the provision or operation of the Software and Related Services, or

b. during User's use of the Software, or

c. during User's registration for use of the Software,

may only be used by Intellisync:

i. consistent with any applicable Verizon Wireless privacy policy,

ii. consistent with all applicable law, and

iii. solely in connection with the provision of the Software and Related Services.

23.7 Consumer Clear Disclosure/Spam.

Intellisync agrees that its collection, use and disclosure of User Data will comply with: (i) all applicable laws and regulations, and (ii) Verizon Wireless’ standard privacy policies. Intellisync will not disclose User Data collected hereunder to any third party in a manner that identifies Users as end users of the Software or as Users of Verizon Wireless products or services. Intellisync will not send, via SMS or otherwise, any unsolicited, commercial e-mail (i.e., “spam”) or advertising through the Verizon Wireless Network or to any User. ***.

23.8 Tracking features or functionalities. Unless acknowledged and approved in writing and in advance by Verizon Wireless, the Customized Software shall not contain any tracking feature or

Intellisync/Verizon Wireless
Proprietary and Confidential

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

functionality. The Parties acknowledge that if the Specifications require delivery of Customized Software that include a tracking feature or functionality, that Verizon Wireless hereby approves of such inclusion.

24. FORCE MAJEURE

24.1 Neither Party shall be liable or deemed in default for any delay or failure in performance of an SOW or any part of this Agreement to the extent that such delay or failure is caused by accident, fire, flood, explosion, war, embargo, government requirement, civil or military authority, acts of God, strikes, slowdowns, picketing, boycotts, or any other circumstances beyond its reasonable control and not involving any fault or negligence of the Party affected (“Force Majeure Conditions”). If any Force Majeure Condition occurs, the Party delayed or unable to perform shall promptly give notice to the other Party. If such Condition remains at the end of thirty (30) days, the Party affected by the other Party’s delay or inability to perform (“Affected Party”) may elect to: (i) terminate the SOW or part thereof as to Software or Related Services not already received; or (ii) suspend the SOW for the duration of the Force Majeure Condition, and require the delayed Party to resume performance once the Force Majeure Condition ceases, with an option in the Affected Party to extend the period of this Agreement up to the length of time the Condition endured.

24.2 Unless written notice is otherwise given to the Delayed Party by the Affected Party within sixty (60) days after the Affected Party is notified of the Condition, Section 22.1(ii) above shall be deemed selected.

25. ASSIGNMENT

25.1 The rights, obligations, and other interests of Intellisync shall not be assigned by Intellisync, in whole or in part, without the prior written consent of Verizon Wireless and any purported assignment of same shall be void; provided, however, that Intellisync may give notice to Verizon Wireless of its intent to assign its rights, obligations and other interests to a third party in the case of merger, acquisition of substantially all assets or change of control. In the event Verizon Wireless denies Intellisync’s assignment request and Intellisync nevertheless makes the assignment, then Verizon Wireless shall be entitled to terminate the Agreement and any and all SOWs with immediate effect. Intellisync’s assignment in the case of merger, acquisition of substantially all assets or change of control shall not be a breach of this Agreement. In the event Verizon Wireless terminates the Agreement following Intellisync’s assignment, as described above, Verizon Wireless’ sole remedy, and Intellisync’s sole obligation shall be that Intellisync shall offer post termination support and Maintenance to Verizon Wireless for a period of up to nine (9) months from such notice of termination.

25.2 If Verizon Wireless sells, exchanges or otherwise disposes of all or a portion of the assets of, or Verizon Wireless’ interest in, any business unit in which Software are used, then Verizon Wireless shall have the right, to assign to such third party all applicable licenses, warranties, maintenance schedules and rights granted under this Agreement with respect to such Software; provided that the third party agrees to be bound by all obligations of Verizon Wireless to Intellisync that pertain to the Software.

26. TAXES

26.1 Verizon Wireless shall pay all state and local sales and use tax or other similar transfer tax in the nature of sales or use tax, however denominated (each, a “Tax”), which is directly and solely attributable to purchases by Verizon Wireless from Intellisync for consideration under this Agreement. Intellisync shall bill such Tax to Verizon Wireless in the amount required by law, separately stating the amount and type of the billed Tax on the applicable invoice; Verizon Wireless

Intellisync/Verizon Wireless
Proprietary and Confidential

CONFIDENTIAL TREATMENT

shall pay such billed amount of Tax to Intellisync; and Intellisync shall remit such billed amount of Tax to the appropriate tax authorities as required by law; provided, however, that Intellisync shall not bill to or otherwise attempt to collect from Verizon Wireless any Tax with respect to which Verizon Wireless has provided Intellisync with: (a) an exemption certificate prepared in accordance with applicable law, (b) a direct pay number, or (c) other evidence, reasonably acceptable to Intellisync, that such Tax does not apply. Except as provided in this Section 26.1, Intellisync shall bear the costs of all import and export duties and other governmental fees of whatever nature with respect to all Software and Related Services supplied under this Agreement.

26.2 Upon written request from Verizon Wireless, Intellisync shall provide Verizon Wireless with a written list of sales and use tax registration numbers for all states within the United States (and the District of Columbia, if applicable) in which Intellisync does business.

26.3 If any of the Related Services include contractor services, Intellisync shall comply with any applicable state’s resident and non-resident contractor laws. Intellisync will be responsible for its subcontractors’ compliance with such laws. Intellisync shall provide Verizon Wireless with documentation of such compliance (including subcontractor documentation), which, at minimum, shall include a copy of the non-resident compliance certificate issued by each applicable state.

26.4 Intellisync shall cooperate with Verizon Wireless so as to minimize the tax liability of Verizon Wireless, including, without limiting the generality of the foregoing, liability for Tax to be billed and collected under Section 26.1. Such cooperation shall include, without limiting the generality of the foregoing: (a) the delivery of Software and Documentation from Intellisync to Verizon Wireless via electronic transmission; (b) the separate statement of taxable and nontaxable charges on all invoices (including, without limiting the generality of the foregoing, charges for installation, assembly, configuration, freight, insurance and shipping); (c) the maintenance and invoicing of separate prices for Software and Related Services; (d) providing Verizon Wireless, upon request, with a written opinion as to: (i) the percentage of the value of the supplied Software under this Agreement, (ii) the percentage breakdown of value among such categories of Software as Verizon Wireless may identify in its request, and (iii) such supporting documentation and information with respect to such opinion as Verizon Wireless may request; and (e) upon request from Verizon Wireless, certifying in writing whether and, if applicable, to what extent, any particular Software is custom or pre-written.

26.5 Intellisync shall cooperate with all reasonable requests of Verizon Wireless in connection with any contest or refund claim with respect to taxes. If Intellisync incorrectly (in the opinion of Verizon Wireless) bills and collects Tax from Verizon Wireless and the taxing authority requires that any refund from the taxing authority be sought by the billing Party, then, upon request from Verizon Wireless, Intellisync shall seek the refund and remit to Verizon Wireless the amount of the refund actually obtained, together with interest, if any, actually received, promptly upon receiving such refund and interest, if any, from the taxing authority.

26.6 Intellisync agrees to pay, and hold Verizon Wireless harmless from and against, any penalty, interest, tax or other charge that may be levied or assessed as a result of the delay or failure of Intellisync for any reason to pay any tax or file any return or information as required by law. Upon failure of Intellisync to comply with any of the terms of this Section 26, Verizon Wireless may withhold up to ten percent (10%) of any invoice affected by such noncompliance.

27. PLANT AND WORK RULES AND RIGHT OF ACCESS

27.1 Anyone acting on behalf of one Party, while on the premises of the other, shall comply with all plant rules, regulations and premises owner’s standards for security, including (when required by

Intellisync/Verizon Wireless
Proprietary and Confidential

CONFIDENTIAL TREATMENT

U.S. government regulations) submission of satisfactory clearance from U.S. Department of Defense and other federal authorities concerned.

27.2 Each Party shall permit reasonable access during normal working hours to its facilities in connection with the Agreement. Reasonable prior notice shall be given when access is required.

27.3  If Intellisync is given access, whether on-site or through remote facilities, to any Verizon Wireless computer or electronic data storage system in order for Intellisync to perform the Related Services, Intellisync shall limit such access and use solely to perform Related Services within the scope of this Agreement and shall not access or attempt to access any computer system, electronic file, software or other electronic services other than those specifically required to accomplish the work required under this Agreement. Intellisync shall limit such access to those of its employees who are qualified and required, subject to Verizon Wireless requiring written authorization, to have such access in connection with this Agreement, and shall strictly follow all Verizon Wireless’ security rules and procedures for use of Verizon Wireless’ electronic resources. All user identification numbers and passwords disclosed to Intellisync and any information obtained by Intellisync as a result of Intellisync’s access to and use of Verizon Wireless’ computer and electronic data storage systems shall be deemed to be, and shall be treated as, Verizon Wireless Information under applicable provisions of this Agreement. Verizon Wireless reserves the right to monitor such actions by Intellisync and Intellisync agrees to cooperate with Verizon Wireless in the investigation of any apparent unauthorized access by Intellisync to Verizon Wireless’ computer or electronic data storage systems or unauthorized release of Verizon Wireless Information by Intellisync.

28. INDEMNIFICATION

28.1 Indemnity Claims.

Intellisync shall defend, indemnify and hold harmless the Indemnified Parties from any claims, demands, lawsuits, losses, damages, liabilities, costs and expenses (including reasonable fees and disbursements of counsel), and judgments and settlements of every kind (“Claims”) that may be made: (a) by anyone for injuries (including death) to persons or loss or damage to property, including theft, resulting in whole or in part from the acts or omissions of Intellisync or those persons furnished by Intellisync, including its subcontractors (if any); (b) by persons furnished by Intellisync and its subcontractors (if any) under Worker’s Compensation or similar acts; (c) by anyone in connection with or based upon the Software, the Customized Software, Related Services, information or work provided by Intellisync and its subcontractors (if any) or contemplated by this Agreement, including Claims regarding the adequacy of any disclosures, instructions or warnings relating to such Software, Customized Software or Related Services; and (d) under any federal laws or under any other statute, at common law or otherwise arising out of or in connection with the performance by Intellisync contemplated by this Agreement or any information obtained in connection with such performance. The foregoing indemnification shall apply whether Intellisync or an Indemnified Party defends such Claim and whether the Claim arises or is alleged to arise out of the sole acts or omissions of the Intellisync (and/or any subcontractor of Intellisync) or out of the concurrent acts or omissions of Intellisync (and/or any subcontractor or Intellisync) and any Indemnified Parties. Intellisync further agrees to bind its subcontractors (if any) to similarly indemnify, hold harmless and defend the Indemnified Parties.

Verizon Wireless shall not (and shall not permit others operating at its request, under its instruction, direction, control or supervision to) access, rearrange, reconfigure, disconnect, remove, repair, replace, damage or otherwise tamper with (or attempt to do any of the foregoing to) any of the facilities or the properties or customer space of any other person using the data center(s) where the Customized Software is located. Any violation of this provision 28.1 by Verizon Wireless may

Intellisync/Verizon Wireless
Proprietary and Confidential

CONFIDENTIAL TREATMENT

subject Verizon Wireless to payments for the cost to repair or remedy all damage caused to the facilities or the properties or customer space (including replacement of any such properties, if necessary), and shall require Verizon Wireless to indemnify Intellisync, its employees, agents, representatives and other data center users and customers, from all losses, claims and damages resulting therefrom. Further, Verizon Wireless shall indemnify, defend and hold harmless Intellisync, its employees, agents, representatives and contractors, for any injury to any person or damage to property of any person (including employees and representatives of Intellisync) caused by or related to Verizon Wireless’ and its representatives’ access to and use of the customer space or the data center(s). In addition, Verizon Wireless shall defend, indemnify and hold harmless Intellisync, its employees, agents, representatives and contractors from any Claims, that may be made under any federal laws or under any other statute, at common law or otherwise arising out of or in connection with the performance by Verizon Wireless contemplated by this Agreement. The foregoing indemnification shall apply whether Verizon Wireless defends such Claim and whether the Claim arises or is alleged to arise out of the sole acts or omissions of Verizon Wireless (and/or any subcontractor of Verizon Wireless) or out of the concurrent acts or omissions of Verizon Wireless (and/or any subcontractor or Verizon Wireless) and Intellisync, its employees, agents or representatives. Verizon Wireless further agrees to bind its subcontractors (if any) to similarly indemnify, hold harmless and defend Intellisync, its employees, agents or representatives.

28.2 Notice and Defense.

Verizon Wireless will provide Intellisync with reasonably prompt written notice of any written Claim covered by this indemnification after Verizon Wireless becomes aware of such Claim and will cooperate with Intellisync in connection with Intellisync’s evaluation of such Claim. Intellisync shall defend any Indemnified Party, at Verizon Wireless’s request, from and against any Claim. Promptly after receipt of such request, Intellisync shall assume the defense of such Claim with counsel reasonably satisfactory to Verizon Wireless. Intellisync shall not settle or compromise any such Claim or consent to the entry of any judgment without the prior written consent of Verizon Wireless which consent shall not be unreasonably withheld or delayed, and without any unconditional release of all claims by each claimant or plaintiff in favor of each Indemnified Party. Without waiving any indemnification provided under Sections 20 or 28, Verizon Wireless may, at its option, assume defense of an IP Claim using counsel of its choice; provided, however that Verizon Wireless shall not settle or compromise any such Claim or consent to the entry of any judgment without the prior written consent of Intellisync, which consent shall not be unreasonably withheld or delayed.

29. INSURANCE

29.1Required Coverage.

Intellisync shall maintain, during the Term and any extension of this Agreement, at its own expense, the following insurance:

29.1.1 Worker’s Compensation and related insurance as prescribed by the law of the state in which the work is performed;

29.1.2 Employer’s liability insurance with limits of at least $*** on each occurrence.

29.1.3 Comprehensive general liability insurance (including products liability insurance and independent contractors) with a $*** limit.

29.1.4 Errors and Omissions liability insurance covering services rendered and trademark and copyright infringement with a minimum of at least $*** per occurrence.

Intellisync/Verizon Wireless
Proprietary and Confidential

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

29.2 Carriers.

The insuring carriers shall be rated at least A- by AM Best. Such policies shall be primary and non-contributory by Verizon Wireless. Verizon Wireless shall be named as an additional insured on all policies in 29.1.3 above. Intellisync shall furnish to Verizon Wireless certificates of such insurance within ten (10) days of the execution of this Agreement and with each policy renewal. The certificates shall provide that at least thirty (30) days prior written notice of policy cancellation to which the certificates relate shall be given to Verizon Wireless. The fulfillment of the obligations hereunder in no way modifies Intellisync’s obligations to indemnify Verizon Wireless.

29.3 Subcontractors Insurance.

Intellisync shall also require Intellisync’s subcontractors, if any, who may enter upon Verizon Wireless’ premises to maintain insurance policies with the same coverage and limits as those listed in Sections 29.1.1, 29.1.2 and 29.1.3 above, and to agree to furnish Verizon Wireless, if requested, certificates or adequate proof of such insurance. Certificates furnished by Intellisync’s subcontractors shall contain a clause stating that Verizon Wireless is to be notified in writing at least thirty (30) days prior to cancellation of the policy.

30. RELATIONSHIP OF PARTIES

In providing any Related Services under this Agreement, Intellisync is acting solely as an independent contractor and not as an agent of any other Party. Persons furnished by Intellisync shall be solely the employees or agents of Intellisync and shall be under the sole and exclusive direction and control of such Party. They shall not be considered employees of Verizon Wireless for any purpose. Intellisync shall be responsible for compliance with all laws, rules and regulations involving its respective employees or agents, including (but not limited to) employment of labor, hours of labor, health and safety, working conditions and payment of wages. Intellisync shall also be responsible, respectively, for payment of taxes, including federal, state, and municipal taxes, chargeable or assessed with respect to its employees or agents, such as social security, unemployment, worker’s compensation, disability insurance and federal and state income tax withholding. Neither Party undertakes by this Agreement or otherwise to perform or discharge any liability or obligation of the other Party, whether regulatory or contractual, or to assume any responsibility whatsoever for the conduct of the business or operations of the other Party. Nothing contained in this Agreement is intended to give rise to a partnership or joint venture between the Parties or to impose upon the Parties any of the duties or responsibilities of partners or joint venturers.

31. NOTICES

31.1Notices (with the exception of price change notifications pursuant to Section 6) concerning this Agreement shall be in writing and shall be given or made by means of facsimile transmission, certified or registered mail, express mail or other overnight delivery service, or hand delivery, proper postage or other charges paid and addressed or directed to the respective Parties as follows. A notice that is sent by facsimile shall also be sent by one of the other means set out by this subsection

Intellisync: At Intellisync's address shown on the first page of this Agreement.

Attention: Legal Department
Verizon Wireless: Verizon Wireless
30 Independence Blvd
Warren, New Jersey 07059
Attention: Ted Hoffman
With a Copy to: Verizon Wireless
30 Independence Blvd
Warren, New Jersey 07059

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CONFIDENTIAL TREATMENT

Attention: Associate General Counsel, Steven Tugentman

31.2 Notices for change in ownership, change in name of firm, or change in mailing address must be given by Intellisync by mailing to Verizon Wireless within thirty (30) days of such change. Notices for change in ownership must include the names of all new owners or officers, registered agent for service of process and state of incorporation or organization.

32. NONWAIVER

Either Party’s failure to enforce any of the provisions of this Agreement or any SOW, or to exercise any option, shall not be construed as a waiver of such provisions, rights, or options, or affect the validity of this Agreement or any SOW.

33. SEVERABILITY

If any of the provisions of this Agreement shall be invalid or unenforceable, and unless such provisions dilute or defeat the purpose of the Agreement between the Parties, then such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement. The entire Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of Intellisync and Verizon Wireless shall be construed and enforced accordingly.

34. LIMITATION OF LIABILITY

EXCEPT AS OTHERWISE PROVIDED FOR IN THIS AGREEMENT, AND EXCEPT IN CONNECTION WITH THE GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT OF A PARTY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, SUCH DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INFORMATION OR BUSINESS INTERRUPTION, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND REGARDLESS OF WHETHER SUCH CLAIMS ARE BASED OR REMEDIES ARE SOUGHT IN CONTRACT OR IN TORT. THE FOREGOING SENTENCE SHALL NOT APPLY TO EITHER PARTY’S BREACH OF THE CONFIDENTIALITY OBLIGATIONS OR EITHER PARTY’S INDEMNIFICATION OBLIGATIONS.

35. SECTION HEADINGS

The headings of the sections are inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement.

36. SURVIVAL OF OBLIGATIONS

The respective obligations of the Parties under this Agreement that by their nature would continue beyond the termination, cancellation or expiration, shall survive any termination, cancellation or expiration, including, but not limited to, obligations to indemnify, insure and maintain confidentiality, and continued availability of Software support.

37. COMMITTEES, DESIGNATED MANAGERS, PLAN UPDATES AND ESCALATION OF DISPUTES.

37.1Executive Committee. The Parties agree that in order to facilitate the meeting of all terms, conditions and obligations of this Agreement, and to further the anticipated cooperation hereunder, they shall form an executive steering committee (the “Executive Committee”) which will review and resolve issues and disputes which have been escalated from the Steering Committee.

a. Structure of the Executive Committee. The Parties will designate executives from their

Intellisync/Verizon Wireless
Proprietary and Confidential

CONFIDENTIAL TREATMENT

respective companies, other than those persons already serving on another Committee or in a specific capacity created under the terms of this Agreement, to serve as members of the Executive Committee. The Executive Committee will be comprised of one (1) member appointed by Verizon Wireless and one (1) member appointed by Intellisync. Each of the committee members shall act in the interests of the Party who appointed that member.

b. Executive Committee Meetings. The Executive Committee shall meet as often as necessary, however not less than two (2) times per year, at mutually acceptable times and locations. The Parties agree that Steering Committee members and Designated Managers may attend meetings of the Executive Committee as deemed appropriate by the Executive Committee.

37.2 Steering Committee. The Parties agree that in order to facilitate the meeting of all terms, conditions and obligations of this Agreement, and to further the anticipated cooperation hereunder, they shall form a steering committee (the “Steering Committee”) which will: (a) review the performance of the Project, and (b) identify performance metrics for monitoring performance pursuant to the Project.

a. Structure of the Steering Committee. The Parties will designate executives, other than those persons already serving on another Committee or in a specific capacity created under the terms of this Agreement, from their respective companies to serve as members of the Steering Committee. The Steering Committee will be comprised of four (4) members, two (2) appointed by Verizon Wireless and two (2) appointed by Intellisync. Each of the committee members shall act in the interests of the Party who appointed that member.

b. Meetings. The Steering Committee shall meet as often as necessary, either in person or by telephone, however not less than three (3) times per year, at mutually acceptable times and locations. As such meetings, the Parties shall provide reports on their company's performance pursuant to the Project.

37.3 Designated Managers. Each Party shall designate managers (the “Designated Managers”) who shall coordinate the Parties’ respective obligations under this Agreement and the implementation of all terms and conditions contained herein. The Designated Managers shall be employees of Verizon Wireless and Intellisync, other than those persons already serving on a Committee or in a specific capacity created under the terms of this Agreement, tasked to oversee the performance of the Project and to periodically report to the Steering Committee. Each Party may change its Designated Manager(s) from time-to-time, but shall inform the other Party of such a change.

37.4 Escalation of Disputes. In the event any dispute, claim, question or difference between the Parties (a “Dispute”) arises with respect to the Agreement or the Parties’ performance, enforcement, breach or termination thereof, the Parties shall use their best efforts to settle the Dispute by utilizing the following procedures:

a. First the Designated Managers shall consult and negotiate with each other for at least ten (10) business days, in good faith and understanding of their mutual interests, in an attempt to reach a just and equitable solution satisfactory to all Parties.

b. If the Designated Managers are unable to resolve the Dispute in the aforesaid time, either Party may escalate the Dispute to the Steering Committee for a further ten (10) business day consultation and negotiation.

c. If the Steering Committee is unable to resolve the Dispute in the aforesaid time, either Party may escalate the Dispute to the Executive Committee for a further ten (10) business day consultation and negotiation.

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d. However, either Party may at any time, give notice and seek injunctive relief, including, but not limited to a temporary restraining order against the other Party for alleged breaches of this Agreement in any court of competent jurisdiction. Each Party acknowledges that monetary damages may not be a sufficient remedy for unauthorized disclosure of Confidential Information or misuse of Intellectual Property, and that the disclosing Party shall be entitled, without waiving any other rights or remedies, to seek such injunctive or equitable relief as may be deemed proper by a court of competent jurisdiction.

38. CHOICE OF LAW AND JURISDICTION

The construction, interpretation and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to any conflicts of law principles that would require the application of the laws of any other jurisdiction and subject to the exclusive jurisdiction of its federal or state courts in New York. Any suit brought by either Party against the other Party for claims arising out of this Agreement shall be brought in the Supreme Court of the State of New York, New York County, or, if applicable, the United States District Court for the Southern District of New York. The application of the UN Convention on Contracts for the International Sale of Goods is specifically excluded from this Agreement. Furthermore, in no event shall this Agreement become subject to the Uniform Computer Information Transactions Act (UCITA) even if passed by the state of governing law.

39. PRECEDENCE OF DOCUMENTS

All quotations, SOWs, acknowledgements, and invoices issued pursuant to this Agreement shall be subject to the provisions contained in this Agreement. The terms and conditions of this Agreement will control over any additional, conflicting or inconsistent terms contained in any quotation, SOW, acknowledgement or invoice, unless agreed in writing by authorized representatives of the Parties; provided that, the following provisions, as they relate to Software or Related Services ordered pursuant to a particular SOW, can be changed by language contained in that SOW: (a) the quantity, (b) special quoted price, (c) payment terms, (d) warranty period, (e) packaging instructions, (f) shipping instructions, (g) title and risk of loss, (h) additional documentation requirements, (i) delivery date, or (j) description of Software.

40. ENTIRE AGREEMENT

This Agreement together with its exhibits constitutes the entire agreement between the Parties and cancels all contemporaneous or prior agreements, whether written or oral, with respect to the subject matter of this Agreement. No modifications shall be made to this Agreement unless in writing and signed by authorized representatives of the Parties.

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41. SIGNATURES

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized officers or representatives.

CELLCO PARTNERSHIP d/b/a Verizon Wireless		INTELLISYNC CORPORATION
By:	/s/ RICHARD J. LYNCH	By:	/s/ CLYDE FOSTER

Name:	Richard J. Lynch	Name:	Clyde Foster

Title:	EVP and CTO	Title:	SVP Sales and Marketing

Date:	July 2, 2004	Date:	July 2, 2004

Intellisync/Verizon Wireless
Proprietary and Confidential

CONFIDENTIAL TREATMENT

EXHIBIT A — SOFTWARE AND RELATED SERVICES DESCRIPTION AND PRICE LIST

A. Software Description:

1. Intellisync Email Accelerator (IEA)

2. Intellisync Systems Management

3. Intellisync File Sync

4. Intellisync Personalized Information Engine

As of April 30, 2004, Intellisync shall provide the following deliverables to Verizon Wireless:

A customizable version of IEA maintained in a hosted environment, including all relevant Documentation.

B. Fees:

1. Customized Software Development Fee.

Verizon Wireless will pay Intellisync *** for the development of the Customized Software (“Customized Software Development Fee”). Such payment will be invoiced by Intellisync promptly following the Effective Date, and shall be due on the Effective Date, net forty-five (45) days. In the event that Verizon Wireless has been previously invoiced by Intellisync for development services that are part of the creation of the Customized Software, Intellisync will offset such invoiced amounts against the Customized Software Development Fee prior to invoicing pursuant to this Section.

2. Fees for Sublicensing Customized IEA.

a. Shared Revenue Fees. Monthly, Verizon Wireless will pay Intellisync according to the number of Users of the Customized IEA per the table below (“Shared Revenue Fees”), subject to the Minimum Shared Revenue Fees outlined below.

Customized IEA User Ranges Per Month	Shared Revenue Fee per User per Month
***	$***
***	$***
***	$***
***	$***
***	$***
***	$***
***	$***
***	$***

Intellisync/Verizon Wireless — Proprietary and Confidential
Not to be distributed to third parties without the prior written consent of Intellisync or Verizon Wireless

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

* $*** of the above fees shall be attributable to maintenance fees (the “Maintenance Fees”) and the balance thereof is attributed to licensing fees. The two fees together shall comprise the shared revenue fee.

EXAMPLE: Each month, the fee calculation is performed under which the number of users for the month is multiplied by the fee associated with the total number in such defined tier. For the avoidance of doubt, the monthly fee user amounts above *** users, the entire user base fee will be calculated at the $*** per user fee level.

Shared Revenue Fees for Intellisync Systems Management and File Sync
User Ranges Per Month	Systems Management	File Sync
***	$***	$***
***	$***	$***
***	$***	$***
***	$***	$***
***	$***	$***
***	$***	$***
***	$***	$***
***	$***	$***
***	$***	$***

* $*** of the above fees shall be attributable to maintenance fees (the “Maintenance Fees”) and the balance thereof is attributed to licensing fees. The two fees together shall comprise the shared revenue fee.

b. Minimum Shared Revenue Fees. In no event shall the Shared Revenue Fees for any month be less than what would be owed if the number of Users of Customized IEA was determined according to the following table, and there were no Users of Customized Systems Management or Customized File Sync:

Month during Term	Number of Users of Customized IEA
***	***
***	***
***	***

Intellisync/Verizon Wireless — Proprietary and Confidential
Not to be distributed to third parties without the prior written consent of Intellisync or Verizon Wireless

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

For example, if in month 3 of the Term, Verizon Wireless’ Shared Revenue Fees pursuant to Section 3(a) above were determined to be $***, then Verizon Wireless would owe Intellisync Shared Revenue Fees under the minimum payment obligations of this Section 3(b) of $***.

3. Personalized Information Fees.

a. Full Feature. If Verizon Wireless elects the Full Feature option, Verizon Wireless will pay Intellisync $*** per Verizon Wireless User of the Personalized Information Engine (the "PI Engine") per month.

b. Component Approach. If Verizon Wireless elects the Component Approach option, Verizon Wireless will ***. Verizon Wireless and Intellisync will enter into SOWs for Intellisync’s professional services work to integrate into the PI Engine content providers selected by Verizon Wireless. If Verizon Wireless requests new itinerary formats not currently supported by the PI Engine, Verizon Wireless and Intellisync will enter into SOWs for Intellisync’s professional services work to develop such new itinerary formats. Changing content providers will require development and testing work by Intellisync, and shall not be less than $*** per new API. All development activities and fess will be approved by Verizon Wireless prior to implementation.

Intellisync’s IEA currently supports a number of itinerary formats. Verizon Wireless may request that Intellisync add support for new itinerary formats. The development and testing cost to Verizon Wireless for such additions shall not be less than $*** per new itinerary.

Intellisync’s current third party content providers include:

     ***

     ***

     ***

     ***

     ***

     ***

     ***

     ***

     ***

     ***

Intellisync/Verizon Wireless — Proprietary and Confidential
Not to be distributed to third parties without the prior written consent of Intellisync or Verizon Wireless

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

     ***

     ***

     ***

     ***

     ***

     ***

     ***

     ***

4. Training.

Intellisync training for Verizon Wireless employees pursuant to Section 5.1 of Exhibit B ***. Intellisync will follow Verizon Wireless’ reasonable travel expenditure policies. For all daily sessions following the first ***, Verizon Wireless will pay Intellisync its then-standard rates, discounted by ***, as well as any actual out of pocket travel and expenses. Travel expenses shall include all transportation, lodging and meals and other reasonable expenses, all to be approved in advance by Verizon Wireless.

5. Hosting and Management

a)

Fees – Verizon Wireless has elected to receive hosting and management services from Intellisync for the initial year of this Agreement for Customized IEA. Verizon Wireless agrees to pay Intellisync the following fixed fees for hosting and managed services for the Customized IEA, regardless of number of users:

•	May 2004 through Aug 2004 – $ *** per month

•	Sept 2004 through April 2005 – $ *** per month

•	After 12 months from launch, when the user count exceeds *** Users — $*** per month, provided, however, that if the User count does not exceed *** Users, the fees shall be $*** per month.

•

After 12 months from launch, when the user count exceeds *** users — $*** per month, at which point it is fixed and will never increase further regardless of number of users; provided, however, that if the User count does not exceed *** Users, the fees shall be $*** per month.

b)	Hosting Termination Fee

•	In the event that Verizon Wireless chooses to bring the hosting internal, then Verizon Wireless shall provide Intellisync *** advance notice to accommodate the hand-off.

•	If Verizon Wireless terminates the hosting, then there will be a *** termination fee at the then-current rate, due on the termination date.

c) Additional Hosting. If Verizon Wireless elects to have the Customized File Sync and/or Customized System Management also hosted by Intellisync, additional fees will apply. Should the customer decide to deploy the Customized File Sync and/or Customized System Management behind the firewall, no additional fees shall apply. Any hosting fees are subject to all hosting provisions in the Agreement.

Intellisync/Verizon Wireless — Proprietary and Confidential
Not to be distributed to third parties without the prior written consent of Intellisync or Verizon Wireless

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

6. Payment Terms.

Verizon Wireless will pay Intellisync any non-disputed invoices within *** days of its receipt of an invoice for all fees associated with this Agreement.

8. Reporting.

Each monthly payment by Verizon Wireless pursuant to this Exhibit A shall be accompanied by a detailed report indicating the calculation of the payment obligation, including the number of Users of each type of Customized Software and numbers of Users under each Deployment Model during such month.

Intellisync/Verizon Wireless — Proprietary and Confidential
Not to be distributed to third parties without the prior written consent of Intellisync or Verizon Wireless

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

EXHIBIT B-1 — TRAINING

So long as Verizon Wireless is receiving Maintenance, Intellisync shall provide sufficient training, training materials and technical support to Verizon Wireless to enable reasonably skilled employees of Verizon Wireless to properly and effectively use the Software. Such training shall be conducted at a site selected by Verizon Wireless and on dates that are mutually agreed upon. Verizon Wireless may reproduce any training materials originated by Intellisync for the purpose of training Verizon Wireless personnel. Any such reproductions shall include any copyright or similar proprietary notices contained in the items being reproduced. Training shall include, but not be limited to the following:

(1) Intellisync shall provide qualified instructors and instruction material, as determined by Intellisync, to train Verizon Wireless’ personnel in the marketing, installation, administration, operation, and maintenance of the Software.

(2) Intellisync shall also establish and/or maintain curricula to include, but not be limited to, the following:

(a) Software overview and instruction (e.g. features, functions, benefits, nomenclature, architecture);

(b) , installation and maintenance;

(c) Basic operation and administration;

(d) Sizing, configuration and Software ordering; and

(e) Other subjects deemed necessary by the Parties to support the Software.

(3) Intellisync shall change, modify, update and/or add training programs if deemed necessary by the Parties as new Software features/releases are made available.

(4) If requested by Verizon Wireless, Intellisync shall, at a mutually agreeable cost, conduct “Train the Trainer” classes on marketing, installation, database preparation and administration, operation, maintenance, and engineering of the Software for Verizon Wireless instructors, at a mutually agreed upon location.

(5) Intellisync shall provide, upon Verizon Wireless’ request, one master (camera ready) copy of any marketing, installation, administration, maintenance, and courseware required for Verizon Wireless’ instructors to train on the Software. The courseware shall contain an instructor guide, student materials and any additional aides required to present the course. These master copy materials shall be provided at no cost to Verizon Wireless. Intellisync shall provide Verizon Wireless with reproduction rights for these materials.

(6) Intellisync certified Verizon Wireless instructors shall be afforded the same consideration as Intellisync’s instructors in regard to course modifications and updates. Intellisync shall assure that Verizon Wireless’ instructors have the same updated material as Intellisync’s instructors.

(7) Intellisync shall provide Verizon Wireless’ instructors, at no cost, technical/operational support in the form of reasonable telephone consulting assistance relating to the content of courseware.

(8) Intellisync shall provide, at the actual cost of reproduction, copies of training materials maintained by Intellisync to support Verizon Wireless’ embedded base of Software that Intellisync may have declared as discontinued or obsolete.

Intellisync/Verizon Wireless — Proprietary and Confidential
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CONFIDENTIAL TREATMENT

EXHIBIT B-2 — REIMBURSABLE EXPENSE GUIDELINES

Verizon Wireless will reimburse Intellisync for reasonable, necessary and actual travel and out-of-pocket expenses incurred in the performance of Services, provided they are authorized in advance and meet the following criteria. All expenses in excess of twenty-five dollars ($25.00) must have prior written approval, and must be documented to Verizon Wireless’ reasonable satisfaction and will be reimbursed monthly upon receipt of documents supporting such expenses.

1. Airfare. With the exception of travel made necessary by the malfunction of the Customized Software, Verizon Wireless will reimburse Intellisync for airfare, provided the travel is authorized in advance by Verizon Wireless and that the lowest reasonable coach airfare is used for all domestic travel. Business class may be used for international short-term assignments of less than two (2) weeks. However, the lowest reasonable coach airfare will be booked for consultants traveling to an international destination for the performance of a longer-term work assignment. Intellisync shall not be entitled to reimbursement at the first-class airfare rate. The lowest reasonable coach airfare can involve stops in transit, plane changes, etc. Intellisync shall submit to Verizon Wireless any unused airline tickets (if reimbursement was received). During work assignments of one (1) month or less, Verizon Wireless will not reimburse Intellisync for return airfare to Intellisync’s home over a weekend unless Intellisync’s hotel, car and meal expenses which would be incurred over a weekend exceeds the cost of such airfare.

2. Ground Transportation. Verizon Wireless will reimburse consultant for ground transportation as follows:

a) travel from consultant’s home location to their assigned Verizon Wireless work location for all miles in excess of fifty (50) each way at the current mileage reimbursement rate set by the Internal Revenue Service for use of consultant’s personal automobile.

b) for car rentals in the U.S. Cost should be compared to other travel alternatives. Car rentals should be limited to economy, subcompact, or compact cars. If three or more people share a rental car, one size larger may be selected. Intellisync should refuel rental cars before returning them to the car rental agency, whenever possible. Insurance is necessary for all car rentals and will be reimbursed.

c) for use of local transportation (taxis, trains, buses, etc.) which is justified by business necessity. Intellisync is encouraged to use shuttle buses to airports.

d) Verizon Wireless will reimburse Intellisync for incidental transportation expenses such as bridge tolls and parking fees incurred for travel to and from temporary work locations.

3. Lodging, Meals, and Miscellaneous Expenses. Verizon Wireless will reimburse Intellisync for reasonable lodging and meal expenses when Intellisync’s personnel are assigned to a temporary work location requiring an overnight stay or longer. Intellisync’s lodging should be at the lowest reasonable available rate for a standard single room and shall not exceed $150.00 per day and meal expenses shall not exceed $30.00 per day. Intellisync shall not be entitled to reimbursement for meals purchased for persons other than Intellisync. There is no reimbursement for alcohol, hotel minibars, gym expenses or in-room movies. Business calls must be reasonable in length and supported by an itemized bill.

4.Entertainment. Verizon Wireless will not reimburse Intellisync for entertainment expenses.

Intellisync/Verizon Wireless — Proprietary and Confidential
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CONFIDENTIAL TREATMENT

EXHIBIT B — RELATED SERVICES

MAINTENANCE, SUPPORT, TRAINING

1. Support. For as long as Verizon Wireless is receiving Maintenance, Intellisync will provide Verizon Wireless with tier 3 technical support to assist Verizon Wireless’ technical support team only with the resolution of problems arising from Users’ use of the Customized Software so long as Verizon Wireless is current on its payment of Shared Revenue Fees in Exhibit A. Such technical support will be available via telephone and email from *** Eastern Standard Time, Monday through Friday, excluding holidays, and via pager to the Intellisync technical support team from *** Eastern Standard Time, Monday through Friday, excluding holidays.

2. Notice of New Releases. Intellisync will provide Verizon Wireless with *** notice of the commercially availability of a new Release.

3. Support and Maintenance of Prior Releases. For as long as Verizon Wireless is receiving Maintenance, Intellisync will provide support and maintenance for the core functionality of the immediately prior Release of the Customized Software for the Term of this Agreement. Verizon Wireless may elect to extend such support and maintenance for an additional one (1) year by paying Intellisync the fees outlined in Exhibit B, Section 5. Verizon Wireless may only make this election once for any particular prior Release.

4. For as long as Verizon Wireless is receiving Maintenance, Intellisync will provide Verizon Wireless with all updated, customized, Software Releases, at no additional charge to Verizon Wireless, at the same time Intellisync makes commercially available any version of the said releases, whether said version is “off-the-shelf” or otherwise.

5. Training.

5.1 Training for Verizon Wireless. Intellisync will provide training sessions for Verizon Wireless employees at rates outlined in Exhibit A. Training sessions will include product training and sales training.

5.2 Training for Enterprise Customers. Intellisync will provide product training sessions for Verizon Wireless Enterprise Customers of the Customized Software at Intellisync’s then-current rates as well as actual out of pocket travel expenses, where travel expenses shall include all transportation, lodging, meals and reasonable other expenses.

6. Hosting and Managed Services

6.1 Verizon Wireless may elect to have Intellisync provide hosting and managed services for its hosted Deployment Models of the Customized Software. Fees for such hosting and managed services are provided in Exhibit A. When elected, the minimum period of time for Intellisync to provide hosting is *** (the “Hosting Term”). Verizon Wireless shall give Intellisync not less than *** notice of its intent to discontinue hosting prior to the end of any Hosting Term. If Verizon Wireless decides to terminate the hosting and managed services provided by Intellisync, Intellisync will impose a termination fee at the time of termination equal to *** of Hosting Fees (as defined in Exhibit A) based upon the then current run rate at the time of the termination. Verizon Wireless may also elect to have Intellisync provide management services independent of the primary location or relationship owner of the hosting facility. If Verizon Wireless subsequently decides it wants to terminate the platform management services, it must provide Intellisync with at least *** written notice.

7. Installation

Intellisync shall install the Customized Software, perform its standard test procedures and prepare the Customized Software for acceptance testing. When Intellisync certifies that the Customized Software has passed all of Intellisync’s acceptance testing, the Customized Software shall be certified as ready for

Intellisync/Verizon Wireless — Proprietary and Confidential
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***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

Verizon Wireless’ acceptance testing, if applicable which may include stress testing. No Software shall be deemed to be installed until all Customized Software has been installed.

8. Product Change / Discontinuance

8.1 Intellisync is required to provide the Software, as specified in Exhibit A, during the Term of this Agreement. In the event of any technological or specification change, Software/firmware revision, Software deletion or manufacturer discontinuance that would significantly impact Software operation, interchangeability with the existing operating environment, appearance, warranty, life cycle or Verizon Wireless engineering/quality approvals of any Software, Intellisync shall give Verizon Wireless no less than *** advance written notice. Intellisync shall, at the time of notification, provide Verizon Wireless with: (a) a Software change number; (b) a description of such change; (c) the reason for change; (d) a description of the impact of such change upon reliability, Software specifications, or form, fit or function; (e) proposed price impact (if any); and (f) proposed effective date for such change and recommended implementation schedule.

8.2 If the Parties fail to reach agreement on any such change in Software to be made by Intellisync, then, in addition to all other rights and remedies at law or in equity or otherwise, Verizon Wireless, shall, at no cost or liability, have the right to terminate all pending SOWs for Software affected by such change.

9. Technical Support. See Exhibit F

10. On-Site Assistance See Exhibit F

11. Updates

During the Term, and so long as Verizon Wireless is receiving Maintenance, Intellisync will provide Verizon Wireless, without additional charge, all Updates that are commercially released by Intellisync to any other customer, other than releases proprietary to such other customer. Unless requested by Verizon Wireless or necessary to correct performance failures or degradation, Intellisync shall release Updates no more than once per calendar quarter. Such Updates shall contain program code changes as determined by the previous quarter Error corrections reported by any licensee or discovered by Intellisync and shall include revised Documentation necessitated by correction of such Error condition. At least *** prior to release of an Update, Intellisync shall notify Verizon Wireless of the expected date of release and the Error corrections or improvements to be included.

Intellisync/Verizon Wireless — Proprietary and Confidential
Not to be distributed to third parties without the prior written consent of Intellisync or Verizon Wireless

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

EXHIBIT C

MARKS

Verizon Wireless Marks

Verizon Wireless

Intellisync/Verizon Wireless — Proprietary and Confidential
Not to be distributed to third parties without the prior written consent of Intellisync or Verizon Wireless

CONFIDENTIAL TREATMENT

EXHIBIT D — NON-DISCLOSURE

1. To facilitate discussions, meetings and the conduct of business between the Parties with respect to the Agreement, it may be necessary for one Party to disclose to the other technical, customer, personnel and/or business information in written, graphic, oral or other tangible or intangible form including, but not limited to, specifications, records, data, computer programs, drawings, schematics, know-how, notes, models, reports and samples. Such information may include proprietary material, as well as material subject to and protected by laws regarding secrecy of communications or trade secrets (“Confidential Information”).

2. Each Party acknowledges and agrees as follows:

a. All Confidential Information acquired by either Party from the other shall be and shall remain the exclusive property of the source;

b. To inform the receiving Party, in advance of any disclosure of Confidential Information, in non-confidential and non-proprietary terms, of the nature of the proposed disclosure, and to afford the receiving Party the option of declining to receive the Confidential Information;

c. To receive in confidence any Confidential Information; to use such Confidential Information only for purposes of work, services or analysis related to the matter of mutual interest described above and for other purposes only upon such terms as may be agreed upon between the Parties in writing;

d. To limit access to such Confidential Information to a Party’s employees, contractors, and agents who (i) have a need to know the Confidential Information in order for such Party to participate in the manner of mutual interest described above; and (ii) have also entered into a written agreement with the receiving Party which provides the same or greater protections to any Confidential Information provided hereunder; and

e. At the disclosing Party’s request, to return promptly to the disclosing Party or to destroy any copies of such Confidential Information that is in written, graphic or other tangible or intangible form, and providing to the disclosing Party a list of all such material destroyed.

3. These obligations do not apply to Confidential Information which:

a. As shown by reasonably documented proof, was in the other's possession prior to receipt from the disclosing Party; or

b. As shown by reasonably documented proof, was received by one Party in good faith from a third party not subject to a confidential obligation to the other Party; or

c. Now is or later becomes publicly known through no breach of confidential obligation by the receiving Party; or

d. Is disclosed to a third party by the source without a similar nondisclosure restriction; or

e. Was developed by the receiving Party without the developing person(s) having access to any of the Confidential Information received from the other Party; or

f. Is authorized in writing by the disclosing Party to be released or is designated in writing by that Party as no longer being confidential or proprietary.

4. The Parties may disclose Confidential Information to an Affiliate (including Verizon Wireless’ parent, Vodafone) or an agent, subject to the terms and conditions set forth herein.

5. The Parties agree to provide the other Party with immediate notice of any actual or potential requirement of any court or agency to disclose Confidential Information. The Party receiving the request

Intellisync/Verizon Wireless — Proprietary and Confidential
Not to be distributed to third parties without the prior written consent of Intellisync or Verizon Wireless

CONFIDENTIAL TREATMENT

for the information shall notify the source Party and shall give that Party an opportunity to participate in objecting to production of the Confidential Information.

6. All disclosures of Confidential Information between the Parties pursuant to this Agreement shall be made by or under the supervision of an authorized representative for each Party.

7. It is agreed that a violation of any of these non-disclosure provisions may cause irreparable harm and injury to the non-violating Party and that Party shall be entitled, in addition to any other rights and remedies it may have at law or in equity, to seek an injunction enjoining and restraining the violating Party from doing or continuing to do any such act and any other violations or threatened violations of this Agreement. Absent a showing of willful violation of this Agreement, neither Party shall be liable to the other, whether in contract or in tort or otherwise, for special, indirect, incidental or consequential damages.

Intellisync/Verizon Wireless — Proprietary and Confidential
Not to be distributed to third parties without the prior written consent of Intellisync or Verizon Wireless

CONFIDENTIAL TREATMENT

EXHIBIT E

FORM OF WORK ORDER

Work Order No. ____

to MASTER SOFTWARE LICENSE, SOFTWARE DEVELOPMENT AGREEMENT,
MAINTENANCE AND SERVICES AGREEMENT AND RESELLER AGREEMENT

Intellisync Corporation (“Intellisync”) will perform the following additional services for ________________ (“Verizon Wireless”) under the terms and conditions of that certain MASTER SOFTWARE LICENSE, SOFTWARE DEVELOPMENT AGREEMENT, MAINTENANCE AND SERVICES AGREEMENT AND RESELLER AGREEMENT, dated _______________, between Intellisync and Verizon Wireless. In consideration of the additional services described below, Verizon Wireless will pay to Intellisync the amount(s) set forth below on or before the date(s) set forth below.

Task Description	Target Date

Amount Due	Date

Verizon Wireless	Intellisync Corporation

______________________________ By (signature)	______________________________ By (signature)

______________________________ Name	______________________________ Name

______________________________ Title	______________________________ Title

Intellisync/Verizon Wireless — Proprietary and Confidential
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CONFIDENTIAL TREATMENT

Service Level Agreement (SLA)

For

Verizon Wireless

And

Intellisync

Proprietary and Confidential

Intellisync/Verizon Wireless - Proprietary and Confidential
Not to be distributed to third parties without the prior written consent of Intellisync or Verizon Wireless

CONFIDENTIAL TREATMENT

1.		Purpose and Scope	3
2.		General	3
	2.1	Wireless Sync Required Service Levels and Key Specifications	3
3.		Definitions	3
4.		Verizon Wireless Responsibilities	4
	4.1	Notice of Scheduled Outages	4
	4.2	Unscheduled Outages	4
	4.3	Operational Questions & Issues	4
5.		Intellisync Responsibilities	5
	5.1	Customized Software OS Support	5
	5.2	Notice for Scheduled Outages	5
	5.3	Notice of Application Changes	5
	5.4	Unscheduled Outages	5
	5.5	Operational Questions & Issues	6
6.		Fault Identification, Troubleshooting	6
7.		Data Center Capabilities	6
	7.1	Physical and Network Security	6
	7.2	Redundancy and Failover	6
8.		Service Levels	7
	8.1	Intellisync Service Level Requirements	7
	8.2	Table 4 - Intellisync Service Level Requirements	7
	8.3	Table 5 - Credit Structure	8
9.		Incident Reporting Between the Parties	10
	9.1	Communicating Incidents	10
	9.2	Information for Incident Reporting	11
	9.3	Trouble Reporting Information	11
Information To Collect			11
Description			11
	Troubleshooting Information		11
Questions / Information			11
Description			11
Additional Information For Enterprise Server Model			12
10.		Intellisync Incident Reports	12
	10.1	Post-Mortem Reports	12
	10.2	Open/Closed Ticket Report	13
	10.3	Random Service Testing	13
	10.4	Intellisync Support Services	16
	10.5	Intellisync Support Service Categories	17
	10.6	Readiness Services	17
	10.7	Table 2 - Verizon Wireless Contact Points	20

Prepared for Verizon Wireless Sync Solution Suite

Intellisync/Verizon Wireless - Proprietary and Confidential
Not to be distributed to third parties without the prior written consent of Intellisync or Verizon Wireless

CONFIDENTIAL TREATMENT

1.	Purpose and Scope

This Service Level Agreement ("SLA") sets forth the terms agreed to between Intellisync Corporation ("Intellisync") and Cellco Partnership d/b/a Verizon Wireless ("Verizon Wireless") in the event that Verizon Wireless elects for Intellisync to provide the Customized Software, and Services (as defined herein) pursuant to the Master Software License, Software Development Agreement, Maintenance and Services Agreement and Reseller Agreement between the parties (the "Agreement"). In particular, this SLA (i) identifies the levels of service that will be maintained by Intellisync for Verizon Wireless in connection with providing the Services and (ii) details a provision for service credits in the event of Intellisync's failure to meet such service levels.

Only if Verizon Wireless requests and pays for the Services pursuant to the Agreement does this SLA have any force or affect. If so, this SLA becomes an addendum to the Agreement.

This document should be used as a reference for Verizon Wireless' Network Operations and its Affiliates and Intellisync in support and development of the Customized Software and Related Services.

Within this document Wireless Email/PIM data solution and Personal Information Management will be referred to as Customized software and related services.

2.	General

As more fully described in the Agreement, Verizon Wireless Users shall be able to use Intellisync's Mobile Suite to synchronize Wireless Sync data such as Email and Personal Information Management (PIM) data (contacts, calendar, tasks, notes).

Verizon Wireless will bring to market a Wireless Sync data solution suite targeted at Verizon wireless customers. This Wireless Sync data solution suite will be branded and billed by Verizon Wireless, and sold through the Verizon Wireless distribution channels. The Wireless Sync data solution suite would consist of ***.

The first release of email solution will be the Desktop and Workgroup model.

2.1	Wireless Sync Required Service Levels and Key Specifications

Key Specifications

Refer to the Requirements document.

3.	Definitions

All capitalized terms shall have the meanings ascribed to them below or in the Agreement.

“Affiliate” means any entity that controls, is controlled by, or is under common control with a party.

“Applications” means the Wireless Sync Applications as defined in this Agreement.

“Commercial Service Date” means the date upon which the Service is made available to Users for a fee.

“Customized Software” means an altered to specification version of the Software, in Object Code, to be distributed to Verizon Wireless and to Users pursuant to the terms of this Agreement.

“Data Center” means the data center which Intellisync utilizes to provide the Services.

“Fees” means the Hosting and Management Fees owed by Verizon Wireless for the Services pursuant to Section 5 of Exhibit A of the Agreement.

“Intellisync Span of Control” means problems, incidents, or issues that are within Intellisync’s, or its Affiliates’ or third-party licensors’, control.

Intellisync/Verizon Wireless - Proprietary and Confidential
Not to be distributed to third parties without the prior written consent of Intellisync or Verizon Wireless

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

“Intellisync Scheduled Outage” means any outage scheduled by Intellisync pursuant to Section 5.1.

“Intellisync Unscheduled Outages” means that time comprised of (a) the time during Severity 1 incidents within Intellisync’s Span of Control prior to their resolution and (b) the time in excess of forty-eight (48) hours during Severity 2 incidents within Intellisync’s Span of Control prior to their resolution, where Severity 1 and 2 incidents are defined in Table 5A of this SLA.

“Intellisync Network” means all hardware, software and transmission facilities that are deployed and maintained within the hosting facility to transmit data to and from the Wireless Sync Gateway. The point of demarcation (e.g. VPN tunnel) between the Verizon Wireless Network and the Intellisync Network as further defined in the Demarcation section.

This may also include Intellisync software and hardware deployed in the Verizon Wireless network.

“Services” means the hosting services provided by Intellisync to Verizon Wireless pursuant to Section 5.1 of Exhibit B of the Agreement.

“Scheduled Outages” means any time Verizon Wireless or Intellisync, respectively, temporarily suspend operation of the Verizon Wireless Network or the Intellisync Network to perform scheduled maintenance.

“Verizon Wireless Span of Control” means problems, incidents, or issues that are within Verizon Wireless’, or its Affiliates’ or third-party licensors’, control.

“Verizon Wireless Scheduled Outage” means any outage scheduled by Verizon Wireless pursuant to Section 4.1.

“Verizon Wireless Unscheduled Outages” means any total or partial disruption in the operation of the Verizon Wireless Network, not the result of Scheduled Outages or an Intellisync Unscheduled Outage, such that Users cannot synchronize with the Intellisync Sync server using their Interactive Wireless Devices.

“Verizon Wireless Network” means all hardware, software and transmission facilities deployed and maintained by Verizon Wireless, its affiliates, agents or representatives that are used by Verizon Wireless to transmit Synchronization Messages between the Wireless Sync server and the Devices of the Subscribers. The point of demarcation between Verizon Wireless and Intellisync is further defined in the Demarcation section.

4.	Verizon Wireless Responsibilities

4.1	Notice of Scheduled Outages

Verizon Wireless will use commercially reasonable efforts to provide written notice to the Operations - Technical Lead contact of Intellisync listed in Table 2 of all scheduled outages for planned maintenance and any changes to the Verizon Network that might impact the Intellisync Network. Verizon Wireless will attempt to provide Intellisync with ample notice of said scheduled outages and changes so Intellisync can plan accordingly.***.

4.2	Unscheduled Outages

Verizon Wireless will use commercially reasonable efforts to remedy Verizon Wireless Unscheduled Outages in a timely manner, and will use commercially reasonable efforts to respond to those outages in the manner described in the Communications Guidelines set forth in Table 5A.

4.3	Operational Questions & Issues

Operational questions and issues that arise under this Agreement will be directed by Intellisync in writing during normal business hours to the Intellisync Account Maintenance contact at Verizon Wireless listed in Table 2.

Intellisync/Verizon Wireless - Proprietary and Confidential
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***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

5.	Intellisync Responsibilities

5.1	Customized Software OS Support

Upon not less than *** written notice to Intellisync prior to Verizon Wireless' launch of either: (a) a new or updated Palm or Microsoft operating system; or (b) a new hardware or software change introduced by an OEM, Intellisync will use commercially reasonable efforts to deliver Customized Software to support such updated versions of the Palm and Microsoft operating systems and/or newly introduced OEM hardware or software, prior to the launch of the Palm and Microsoft operating systems and/or newly introduced OEM hardware or software by Verizon Wireless. In the event that Intellisync is not able to deliver the Customized Software prior to Verizon Wireless' launch, the following penalties will apply to Intellisync:

For the first *** following launch by Verizon Wireless = *** paid by Verizon Wireless to Intellisync.

For the next *** following launch by Verizon Wireless = *** paid by Verizon Wireless to Intellisync.

Prior to the release of any version of the Customized Software, Intellisync shall be obligated to test and certify that the Customized Software is compatible with the appropriate device and operating system, as per the terms of this Agreement and Exhibit 1 attached to this SLA.

The parties agree that it is intended that no device have a defect rate in excess of ***. The parties will agree on the standard operational testing to be implemented in order to appropriately declare a defect as related to the Customized Software. If the defect rate exceeds *** in any given month, Intellisync will have *** to provide a plan which is agreeable to Verizon Wireless for remedying the situation. If Verizon Wireless accepts Intellisync's plan, such plan will be implemented immediately and the remedy completed no later than ***. If Intellisync is unable to remedy the problem, Verizon Wireless will have the option to: (i)***.

5.2	Notice for Scheduled Outages

Intellisync will use commercially reasonable efforts to provide written notice to the Intellisync Account Management contact at Verizon Wireless listed in Table 2, *** prior to all Intellisync Scheduled Outages unless mutually deemed necessary to schedule the outage in a shorter timeframe.

Absent Verizon Wireless' prior consent, Intellisync's scheduled maintenance needs to be scheduled during the established maintenance windows of *** between ***.

5.3	Notice of Application Changes

Intellisync will inform Verizon Wireless of any new application additions. Intellisync should report to Verizon Wireless in advance of *** prior to such new application addition to the Intellisync Network unless mutually deemed necessary to introduce new application additions in a shorter timeframe.

5.4	Unscheduled Outages

Intellisync will use commercially reasonable efforts to remedy Intellisync Unscheduled Outages in a timely manner, and will use commercially reasonable efforts to respond to those outages in the manner described in the Communications Guidelines set forth in Table 5A.

5.5	Operational Questions & Issues

Operational questions and issues that arise under this Agreement will be directed by Verizon Wireless in writing during normal business hours to the Operations - Technical Lead contact for Intellisync listed in Table 2.

Intellisync/Verizon Wireless - Proprietary and Confidential
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***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

5.6	Demarcation

•

The initial connectivity between Verizon Wireless and the Intellisync hosting facility will be a VPN over the internet. Each party will be responsible to provide a VPN router and support for that router and the VPN tunnel. The demarcation point for this configuration will be each party's router with joint responsibility for the tunnel.

At some point in the future, Verizon Wireless may decide (at VZW's discretion) to change to connectivity to a frame relay circuit. In the event this change is made, the point of demarcation will be the far end of the frame relay circuit at the Intellisync hosting facility. Intellisync would have responsibility for the router in the hosting facility and be required to provide 7X24 support for that equipment and any required support or testing. Verizon Wireless will have control and responsibility of the circuit to the demark only.

6.	Fault Identification, Troubleshooting

To the extent either party becomes aware of Unscheduled Outages affecting individual or a multiple/widespread group of Users, and such party is unable to determine the cause of the outage, the party should immediately provide notification of the outages to the other party's technical support contacts.

Intellisync will work in good faith with Verizon Wireless, if requested, to identify the cause of the outages. However, if significant and repeated requests for Intellisync assistance involves work that is not associated with the Intellisync Network, Intellisync will provide written notice to its Account Manager at Verizon Wireless (see Table 2). After such notification, if Verizon Wireless continues to use Intellisync staff for non-Intellisync Network issues, Intellisync can charge Verizon Wireless for time spent on these activities at its then-current rates.

The purpose of this troubleshooting is to differentiate between outages that affect many Users and those that only affect individual Users.

7.	Data Center Capabilities

7.1	Physical and Network Security

The Data Center and its perimeter will be monitored 24 hours per day x 7 days per week and will have key card access security. Visitors to the Data Center will be escorted to the Intellisync cage space and given appropriate access to the equipment.

Industry standard equipment as mutually agreed upon will protect all servers and services in the Data Center, for example, but not limited to:

•	Firewalls implemented for various subnets; and

•	Virtual Private Network devices that comply with Verizon Wireless B2B VPN technical specifications.

7.2	Redundancy and Failover

Intellisync will provide the Services through load balanced, hardened servers and network components, redundant connections, and a hardened Data Center. The architecture will be designed to prevent single points of failure, and to be load balanced and redundant in all components capable of load balancing. All other components will have redundant, automated failover mechanisms to provide seamless transition of operations without interruption of Intellisync's services due to the failure of a component. Intellisync's Data Center will be located in a state-of-the-art facility with redundant power feeds, battery back-ups and on-site generators to ensure uninterrupted power. The facility will have multiple, physically separate connections to the Internet, and they will be fully climate controlled.

To eliminate the impact of a disaster that affects Intellisync's existing Data Center, Intellisync shall provide a geographically diverse redundant Data Center within 9 months of written notification from

Intellisync/Verizon Wireless - Proprietary and Confidential
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CONFIDENTIAL TREATMENT

Verizon Wireless but no sooner than 18 months from the commercial launch of Wireless Sync Service with Verizon Wireless. The cost of hardware, software, connectivity, data transmission facilities, hosting and managed services associated with the redundant Data Center will be the responsibility of Verizon Wireless.

The redundant Data Center shall process messages actively with the existing data center rather than be a standby facility. There shall be no loss of messages or profile information, as replication of these items shall be made in real time. Redundant connectivity to Intellisync redundant Data Center will be established as requested by Verizon Wireless. In such case, Verizon Wireless may also be required to provide network assistance for modifying and backup connectivity to the secondary site.

Intellisync will take reasonable steps to insure that the system is secure in a manner to prohibit malicious use by an authorized users. (e.g., by adhering to Verizon Wireless user names and password policies).

8.	Service Levels

The service levels established in this Section 8 may be modified from time to time by a document signed by the parties.

8.1	Intellisync Service Level Requirements

Intellisync's service level requirements for the Services ("Service Level Requirements") is proscribed by the Service Availability Levels for the corresponding effective dates shown on Table 4 below.

8.2	Table 4 - Intellisync Service Level Requirements

Required Service Availability Level (%)	Effective Date
***	***
***	***
***	***
***	***

If at any time after the initial Commercial Service Date the Parties agree to implement additional services or changes to the functionality or features of the Customized Software or Related Services ("Additions"), then from the date of commercial launch of each such Addition, the Required Service Availability Level will for a *** and then after such ***, revert back to the applicable Required Service Availability Level in Table 4.

Service Availability shall be measured over the period of each calendar month, calculated as set forth below; provided that Service Availability shall be measured on a prorated basis for the first and last months that this SLA is in effect. Service Availability shall be calculated using the formulas shown below.

Planned Service Availability	=	Available Time in Month

Actual Service Availability	=	Planned Service Availability - Intellisync Unscheduled Outages

Actual Service Availability Level (%)	=	Actual Service Availability / Planned Service Availability x 100

Intellisync/Verizon Wireless - Proprietary and Confidential
Not to be distributed to third parties without the prior written consent of Intellisync or Verizon Wireless

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

In the event that the Actual Service Availability Level fails to meet the Required Service Availability Level (as listed on Table 4) during any calendar month of the Term, Intellisync shall calculate a credit to Verizon Wireless of a portion of the Fees otherwise due to Intellisync during such month ("Credit"), provided that Credits will only be in assessed quarterly, as described in more detail below. Each monthly Credit shall calculated as follows: *** which the Actual Service Availability Level was below the Required Service Availability listed on Table 4; provided that in no event shall any monthly Credit exceed *** of such month's Fees (the "Maximum Monthly Credit").

The following table provides examples of calculation of Credits:

8.3	Table 5 - Credit Structure

Actual Service Level Availability	Amount of Credit
	*** Required Service Level Availability	*** Required Service Level Availability	*** Required Service Level Availability
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
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***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

Intellisync/Verizon Wireless - Proprietary and Confidential
Not to be distributed to third parties without the prior written consent of Intellisync or Verizon Wireless

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

***	***	***	***
***	***	***	***
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Intellisync/Verizon Wireless - Proprietary and Confidential
Not to be distributed to third parties without the prior written consent of Intellisync or Verizon Wireless

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

For avoidance of doubt in the Credit calculation, and by way of example only, a Credit of *** would be owed to Verizon Wireless by Intellisync if, during a calendar month in which the Required Service Level Availability is *** and the Fees otherwise due Intellisync by Verizon Wireless equals ***, Intellisync achieves only a *** Actual Service Availability Level. The total credit would be calculated by multiplying the Fees otherwise due Intellisync by *** (e.g., *** for the *** increment below the Service Level Requirement) and adding the initial *** charge for a total of ***. In other words, *** would be multiplied by *** to equal ***.

Credits will only actually be granted to Verizon Wireless at the end of a calendar quarter if Intellisync's Actual Service Level for such quarter falls below the Required Service Availability Level. If there were different Required Service Availability Levels during any calendar quarter, the applicable Required Service Availability Level for such quarter will be determined using a weighted average calculation.

If the Maximum Monthly Credit applies for any *** during this SLA, it shall constitute a material breach of the Agreement by Intellisync.

The above stated remedies shall be Verizon Wireless' sole and exclusive remedies for Intellisync's failure to meet the Service Level Requirements.

9.	Incident Reporting Between the Parties

9.1	Communicating Incidents

Verizon Wireless and Intellisync will communicate incidents in the following manner:

•   Both Parties will make commercially reasonable efforts to open trouble tickets using the Trouble Ticket Report (defined below in Section 10.2). However, trouble tickets for Severity 1 & 2 problems can be reported directly to the customer support phone numbers at all times. The use of email will primarily be used to provide follow-up information / confirmation of trouble tickets opened via the Trouble Ticket Report or phone call. Verizon Wireless will make commercially reasonable efforts to promptly call Intellisync upon becoming aware of a Severity 1 incident. Appendix A shows Verizon Wireless Incident Resolution process

•   Verizon Wireless will set the initial classification of the Severity Level of the trouble ticket based upon the criteria outlined in Table 5A. Intellisync has the right to change the initial classification set by Verizon Wireless if the classification does not meet the criteria in Table 5A. Intellisync will notify Verizon Wireless if any initial classifications are changed by Intellisync with the precise reason for such changes. If Verizon Wireless fails to set the initial classification of the Severity Level, then Intellisync will assign a Severity Level and will notify Verizon Wireless of the Severity Level assigned in accord with Table 5A. As to any incident not described in Table 5A, the parties will attempt in good faith to agree upon the final determination as to the classification of such incident. In the event they are not able to so agree, Verizon Wireless will determine such classification and, without waiving its rights to later dispute such classification, Intellisync shall comply with such classification. Intellisync will generate a single response for each trouble ticket that is received from Verizon Wireless to confirm receipt of the incident notice.

Intellisync/Verizon Wireless - Proprietary and Confidential
Not to be distributed to third parties without the prior written consent of Intellisync or Verizon Wireless

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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•   In the event that Intellisync is hosting this service on behalf of Verizon Wireless and may or may not contract a 3rd party to manage a portion of the hosting, Intellisync will still act as the Verizon Wireless single point of contact for all trouble reporting and resolution.

9.2	Information for Incident Reporting

For each incident, Verizon Wireless will provide Intellisync with necessary information that will facilitate timely problem determination and resolution. Upon notification of the incident, Intellisync will verify receipt of the necessary information. The following is the necessary information that will be obtained from Verizon Wireless for all reported incidents. (The information marked "Optional" is only required if it is available to Verizon Wireless and determined by Verizon Wireless to be appropriate):

Intellisync - Verizon Wireless SLA

The information in the tables below should be collected by the VZW Data Customer support team in working with a customer on a problem. This information will need to be passed to Intellisync for escalated customer support calls.

9.3	Trouble Reporting Information

	Information To Collect	Description
1	VZW Trouble Ticket Number	From Remedy
2	VZW User MDN	Customer's mobile number
3	Customer Information	Customer Name & Contact Number
4	Service Model	Desktop, Workgroup, Enterprise Server
5	Device Information	Manufacturer, Model, Operating System
6	Device Client Version	Version of Intellisync client on device
7	PC Monitor Client Version (if applicable)	Version of Intellisync client on PC
8	Email Server Information	Exchange, Domino/Notes, POP & Version

Troubleshooting Information

	Questions / Information	Description
1	Problem Summary	Brief description of the problem and error number
2	Severity of Problem	Assessment of service impact
3	Date & Time of Problem	Date and timeframe/time of problem
4	Did Functionality Ever Work?	If YES, what changed?
5	Steps Required to Reproduce Problem	Exact steps in order to reproduce
6	Are Other Users Having This Problem?	On same Workgroup Monitor?
7	Troubleshooting Steps Attempted	Outline tests completed so far with results
8	Problem Diagnosis Questions	Questions to walk through with customer to diagnose problem
Is Web PIM data correct?

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If Web PIM updated, is device data correct after a sync?
If Web PIM updated, is PC/Server data correct after a sync?
If device updated, is Web PIM data correct after a sync?
If PC/Server updated, is Web PIM data correct after a sync?

Additional Information For Enterprise Server Model

Has the user uploaded the Intellisync logs?	If NO, can they upload the logs or send them via eMail?
If Installing, have they performed all the pre-requisites?	If no, review all the pre-requisites with customer.
If Upgrading, what versions of Intellisync software are they upgrading from and to?
Groupware Information	Groupware (Domino, Exchange, POP, etc.) Version of groupware If Domino, what templates version?

All communications that include references to time must be expressed using a 24 hour clock format and will reference the local time where the user is logging the incident information.

If any of this information is missing from the incident notice to Intellisync and is necessary to resolution of the incident, Intellisync will immediately contact Verizon Wireless to request completion of the information. When all necessary information is present, Intellisync will begin investigating the incident and provide feedback to Verizon Wireless as detailed in this Incident Reporting Process section. The trouble ticket is deemed "open" when submitted by Verizon Wireless. After Intellisync's resolution, the ticket will be automatically closed. However, Verizon Wireless may reject the incident resolution if its help desk representatives cannot confirm that the incident has been properly resolved, in which case Verizon Wireless may open a new trouble ticket.

Note, as the product matures and additional diagnostic information becomes available, Verizon Wireless and Intellisync will work together to incorporate this information into the table.

10.	Intellisync Incident Reports

10.1	Post-Mortem Reports

The purpose of the Post-Mortem Report is to identify the origin of an incident and identify corrective actions to prevent its reoccurrence. Intellisync will, upon request, create a preliminary Post-Mortem Report and provide such report to Verizon Wireless within *** of resolution of a Severity 1 event. Intellisync will upon request, create a Post-Mortem Report and provide such report to Verizon Wireless within *** of the close of the incident for any incidents classified as Severity 1 or Severity 2.

Intellisync/Verizon Wireless - Proprietary and Confidential
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• Each month will provide Verizon Wireless with a report indicating total time of the service that was not available for the previous month.

Service Level Availability Report

•   Each month Intellisync will provide Verizon Wireless with a service level report indicating the levels of Service Availability for the previous month and how such Service Availability was calculated.

• The service level report will be due by the 10th day of each month following the month being measured.

10.2	Open/Closed Ticket Report

In order to effectively manage response and resolution, Intellisync Support Services Center will provide Verizon Wireless a monthly report of the following:

• Number of incidents received from Verizon Wireless by severity levels;

• Percentage responded to within response timeline goals; and

• Number of open incidents with current status.

10.3	Random Service Testing

In addition to providing the service level reports described above, Intellisync will execute a battery of sync tests each month using a set of test user accounts on the production system. During this testing, Intellisync will confirm that data is synchronizing as expected.

Intellisync will report the results of these tests each month to Verizon Wireless The monthly report will set forth the results of these tests. To the extent Intellisync finds any problems, Intellisync will pursue resolution of the incident according to the procedures described in Table 5A.

Table 5A

Severity	1	2	3
Description

A catastrophic problem that severely impacts the End User's ability to utilize the Wireless Sync solution.

This incident level is attained when 10%+ of Verizon Wireless' Wireless Sync data solution user community experience a loss of critical services as a result of at least one of the following problems. This severity level is attained when any of the following conditions are met:

(1) a severe malfunction of the Wireless Sync data solution

(2) there is a complete outage of the Intellisync Network within the Intellisync Span of Control

(3) there is a complete outage of the Verizon Wireless Network within the Verizon Wireless Span of Control

(4) Inability of Verizon Wireless Users

A high-impact problem in which the End User's operation is disrupted but there is capacity to remain productive and maintain necessary business-level operations.

This incident level is attained when 5%+ of Verizon Wireless' Wireless Sync data solution community experience the same failures to one or more critical Wireless Sync data solution features and capabilities.

This severity level is attained when any of the following conditions

A medium to low impact problem that involves partial functionality loss which impairs some operations but allows the End Users to continue to function.

This incident
level is attained when any of the
following conditions are met:

(1) A minor degradation of the service to isolated to

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to use all major features and receive expected (and documented) behavior

(5) Inability to provision the Wireless Sync data solution to more than 1 Verizon Wireless Users

(6) All data generated by Verizon Wireless Users interaction with the Wireless Sync data solution is not available or is corrupted, and is not recoverable

(7) Inability of the Wireless Sync data solution to send and receive messages to/from the Wireless Sync Server

(8) Inability of the Verizon Wireless Users to register to the Wireless Sync data solution or exchange messages with other users.

are met:

(1) A significant performance degradation of the Wireless Sync data solution occurs,

(2) A high impact issue with a workaround (a critical capability cannot be accessed by a method that is part of the Wireless Sync data solution, but it can be accessed by one or more alternate methods).

(3) Essential functionality of the Wireless Sync data solution operates in a way that is materially different from those described in the Agreement.

(4) Unavailability of the following Intellisync Support Tools: Support Services, Trouble Ticket, Monitoring and Reporting.

individual user. (2) Recent modifications cause service to operate in a way that is materially different from those described in the product definition for non-essential features.
Communication Method	E-mail and 7/24 Phone. Initial communication via 7/24 phone to expedite notification and resolution process.	E-mail and 7/24 Phone	Email only
Initial Response Time	***	Acknowledgement of the issue within ***	Acknowledgement of the issue within *** of notification.
Initial Update Timeframe	First update within *** of notification.	First update within *** of notification.	First update within *** of notification.
On-going Update Timeframe	Every ***	Every ***	Every ***
Update Information	Based on the Span of Control, Verizon Wireless and/or Intellisync will provide the other party with detailed information on the problem and resolution process:	Based on the Span of Control, Verizon Wireless and/or Intellisync will provide the other party with detailed information on	Pertinent information regarding the issue.

Intellisync/Verizon Wireless - Proprietary and Confidential
Not to be distributed to third parties without the prior written consent of Intellisync or Verizon Wireless

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

(1) services affected

(2) start time of incident

(3) current status of repair

(4) impact on Verizon Wireless Users for all incidents in progress

(5) description of service or aspect of Wireless Sync data solution that is unavailable to Verizon Wireless subscribers

(6) estimated time of repair.

the problem and resolution process:

(1) services affected

(2) start time of incident

(3) current status of repair

(4) impact on Verizon Wireless Users for all incidents in progress

(5) description of service or aspect of Wireless Sync data solution that is unavailable to Verizon Wireless subscribers

(6) estimated time of repair.

Resolution Time Guideline	Fix or workaround ***	Fix or workaround within ***	Fix or workaround within ***. If a product fix is required, Verizon Wireless and Intellisync will mutually agree upon a software fix date to be included in the next product release/patch.
Intellisync Service Credit Impact

Any time required for resolution of severity 1 incidents that are under Intellisync's Span of Control will be considered an Unscheduled Outage.

inal determination of the problem severity will be done during a post-mortem that reviews actual impact of the problem on the Verizon Wireless Sync data user community. If it is determined that a problem did not meet the requirements of the severity originally applied to the problem, it will be downgraded (e.g., Sev 1 to Sev 2, Sev 1 to Sev 3, Sev 2 to Sev 3) to the appropriate severity level and the Service Credit impact will be based on the new classification. Since issues can be escalated to a higher severity level during the problem

After ***, unresolved Severity 2 problems that are under Intellisync's Span of Control are considered to be Unscheduled Outages unless otherwise agreed to in writing by Verizon Wireless.

Final determination of the problem severity will be done during a post-mortem that reviews actual impact of the problem on the Verizon Wireless Sync data user community. If it is determined that a

None.

Intellisync/Verizon Wireless - Proprietary and Confidential
Not to be distributed to third parties without the prior written consent of Intellisync or Verizon Wireless

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

resolution phase, the severity level cannot be upgraded (e.g., Sev 3 to Sev 1, Sev 3 to Sev 2, Sev 2 to Sev 1) during the post-mortem phase.

problem did not meet the requirements of the severity originally applied to the problem, it will be downgraded (e.g., Sev 1 to Sev 2, Sev 1 to Sev 3, Sev 2 to Sev 3) to the appropriate severity level and the Service Credit impact will be based on the new classification. Since issues can be escalated to a higher severity level during the problem resolution phase, the severity level cannot be upgraded (e.g., Sev 3 to Sev 1, Sev 3 to Sev 2, Sev 2 to Sev 1) during the post-mortem phase.

10.4	Intellisync Support Services

Intellisync Support Services will be the interface between Verizon Wireless' customer care group and Intellisync for support of the Wireless Sync Service. This arrangement provides Verizon Wireless with a process to access Intellisync for reporting incidents, receiving updates and pursuing escalation. Table 6 provides the Intellisync Support Services Center hours of operation and contact information.

Table 6 - Intellisync Care Support Services Contact Information

Intellisync Support Services Center
Hours of Operation	*** week for Severity 1 and 2 Problems Business Hours for Severity 3
Trouble Ticket Web Site	Intellisync Support Web Trouble Report Tool (xxxx) URL To Be Determined
Contact Phone Number	Intellisync Support TBD
E-mail Address	TBD

Intellisync/Verizon Wireless - Proprietary and Confidential
Not to be distributed to third parties without the prior written consent of Intellisync or Verizon Wireless

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

Verizon Wireless will make commercially reasonable efforts to enter all trouble tickets using the Intellisync Trouble Ticket Tool If one is available. In addition, trouble tickets can be reported directly to the customer support phone numbers at all times. Verizon Wireless will make commercially reasonable efforts to promptly call Intellisync upon becoming aware of a Severity 1 incident. The use of email will primarily be used to provide follow-up information / confirmation of trouble tickets opened via the Trouble Ticket Tool or phone call. If the Intellisync Support Web Tool is unavailable, Verizon Wireless will report the trouble tickets through phone call or e-mail however all incidents reported over the phone will be promptly followed up with an email.

10.5	Intellisync Support Service Categories

VENDOR will manage and escalate issues related to the Wireless Sync Service, as set forth in this section. These issues shall include technical and operational questions from Verizon Wireless Users via Verizon Wireless. In general, Intellisync's support services handling of these issues are divided into two categories: (a) readiness services; and (b) resolution services.

10.6	Readiness Services

Readiness services are designed to enable Verizon Wireless customer care representatives to handle the majority of Verizon Wireless Users inquiries regarding the Wireless Sync Service. The Intellisync services to be provided in this category are listed below in Table 7.

Table 7 - Intellisync Care Readiness Services (was Table 4)

Readiness Services
Technical Training

• Intellisync will provided Verizon Wireless with a comprehensive training presentation so as to allow Verizon Wireless to conduct internal training for Network Operations on all aspects of the Wireless Sync Service to include the web based support tools.

• Daily review call with Intellisync personnel during the first week after (i) the Commercial Service Date and (ii) the introduction of new functionality at each major release deployment as defined in the Documentation below.

Documentation

• Publish documented frequently asked questions and answers.

• Publish updates on the frequently asked questions.

• Documentation will be provided as required by the Agreement.

• All training material described herein.

• Reference manual outlining overall description on the elements and aspects of the Wireless Sync Service at least one (2) weeks prior to the Commercial Service Date

Intellisync/Verizon Wireless - Proprietary and Confidential
Not to be distributed to third parties without the prior written consent of Intellisync or Verizon Wireless

CONFIDENTIAL TREATMENT

Alerts	• Alerting will be performed through incident management process.
Notification	• Communicate to Verizon Wireless any problems that Intellisync becomes aware of that cause service degradation and/or outages.

     Any additional training to be provided will be subject to the mutual agreement of the parties, including acceptable fees for training time.

Appendix A - Verizon Wireless Incident Resolution Process

Intellisync/Verizon Wireless - Proprietary and Confidential
Not to be distributed to third parties without the prior written consent of Intellisync or Verizon Wireless

CONFIDENTIAL TREATMENT

***

Intellisync/Verizon Wireless - Proprietary and Confidential
Not to be distributed to third parties without the prior written consent of Intellisync or Verizon Wireless

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

10.7	Table 2 - Verizon Wireless Contact Points

Table 2

Escalation Level	Severity 1 Time table	Severity 2 Time table	Severity 3 Time table	Verizon Wireless - Contact Name and Title	Intellisync - Contact Name and Title
1st	Within *** of reporting the incident.	Within *** of reporting the incident.	Within *** of reporting the incident.	*** 7x24x365 *** After Hours: ***	Technical Support Manager
2nd	Within *** after 1st level if no satisfaction from 1st level.	Within *** after 1st level if no satisfaction from 1st level.	Within *** after 1st level if no satisfaction from 1st level.	Manager WDSC Linda Robson (0) *** (M) *** After Hours: ***	Operations - Technical Lead After Hours:
3rd	Within *** after 2nd level if no satisfaction from 2nd level.	Within *** after 2nd level if no satisfaction from 2nd level.	Within *** after 2nd level if no satisfaction from 2nd level.	Director Technical Support Scott Riden (O) *** (M) *** After Hours: ***	After Hours:
Account Manager				Tim Weith - Business Hours Office ***	TBD

Intellisync/Verizon Wireless - Proprietary and Confidential
Not to be distributed to third parties without the prior written consent of Intellisync or Verizon Wireless

***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT

Exhibit 1 to Service Level Agreement

Customized Software Device Testing Methodology

This document describes the major areas and phases of testing the Intellisync Mobile Suite Quality Assurance team will perform in testing and certifying new mobile devices for use with the Intellisync Mobile Suite.

This document constitutes the process and defines Intellisync's commitment to maintain certification of devices and/or to re-certify in conjunction with new software or hardware releases by the OEM or the O.S. This process will be synchronized with the Verizon Wireless handset development and testing process as defined from time to time by Verizon Wireless.

The below testing process applies to all devices, both pre and post launch, whenever handset firmware and or operating system software is updated for any reason, whether related or unrelated to the Customized Software and Services.

--- Areas of Testing ---

Sync Fidelity - Query: Is the data sync'ed correctly?

For Email Accelerator, thousands of test cases have been developed to identify errors in synchronizing email, calendar, contacts, tasks, and memo data between devices and the EA server. For each new device, these test cases shall be applied, given the specific functionality on the device. For example, in this phase of testing, details such as email folder synchronization will be assessed. Fidelity of calendar events that span days would be assessed. Recurrence and exceptions to recurring appointments will be assessed. For Systems Management and File Sync, the bidirectional transfer of files will be assessed.

Push and Automatic Update - Query: Is push and ReadySync working properly?

The Mobile Suite has a number of mechanisms to enable the automatic updating of data on a device. Each of these methods will be assessed, both independently and in combination. For network push, the characteristics of active network connections will be assessed. We will check how often the connection drops. We will check whether there are different radio states on the device. We will check whether the flip open/closed affects network connection. Following this assessment, there are a number of parameters in the client and server software that will be adjusted to tune the operation on the device.

     For SMS push, the operation of the Intellisync trapping of the SMS messages will be assessed against the device's native SMS handling. We will check whether normal SMS traffic is affected. We will check whether voicemail and caller ID functionality is affected.

     For each data type sync'ed, we assess the function of our client to automatically sync changes out from the device (client push).

     For ReadySync, issues such as device hibernation states, boot up sequence, network connections, interval monitoring will all be assessed.

Battery Consumption - Query: Is the impact on the device battery level minimized?

In this testing, we will assess the "hotness" of the device radio connections, the degree to which the device's screen must be on, and the accuracy of our client in monitoring the device's battery level. We will check whether our client responds appropriately in low battery conditions.

Voice/Data Interaction - Query: What impact does Intellisync Mobile Suite have on the normal voice operations of the device?

Intellisync/Verizon Wireless - Proprietary and Confidential
Not to be distributed to third parties without the prior written consent of Intellisync or Verizon Wireless

CONFIDENTIAL TREATMENT

Different devices and different networks handle voice and data operations differently. In this testing, we will assess data service interruption and resuming in the event of incoming or outgoing calls. We will check for call interruption in the event of push or ReadySync events. We will check to make sure voicemail notifications are received and speed dial functions operate properly.

Other Application interaction - Query: How well does the application work with other applications on that device?

Each device comes with "helper" applications that the Mobile Suite needs to operate with. For example, for email attachments, we will check whether our application works well with attachment viewing applications. We will check whether our application works well with popular third party applications, such as device encryption.

Connectivity - Query: Do we work well with the different types of connectivity offered by the device?

Devices typically offer multiple forms of IP connectivity (wide area wireless, cradle, infrared, Bluetooth, WiFi, etc.). We will check whether our application works well across these different forms of connectivity. We will check whether there areissues switching between different forms of connectivity.

Boundary Testing - Query: How resilient is the application in "edge" conditions?

Issues such as poor network or interrupted network connectivity will be addressed. We will check whether what happens when the device runs out of memory. We will check whether what happens when the device runs out of battery energy.

Device Configuration -

Query: For all Mobile Suite applications, how accurately does this device report its type? We will check whether how a unique device ID can be established. For Intellisync Systems Management, we will check how device settings such as network connections and preferences are set? We will check how hardware and software inventories are reported. We will check how the Power On Password or biometric authentication works. And whether is can be enforced.

Install -

Different devices have different methods of software installation support. Based on what is available, we will test operation when we are installed in main memory. We will test when/if we can be installed on external memory. We will test installation from a cradle. We will test over-the-air installation.

Branding -

Each device has different places where branding can/should appear.

--- Phases of Testing ---

For all devices, our QA group will perform several phases of testing.

Test Case Development - While we can often reuse most of the general test cases that have been developed already, a new device may introduce new functionality or limitations that necessitate the creation of new test cases.

Test Case Execution - We will run the test cases, either manually or through automation harnesses and tools we have written.

System Testing - After the general functionality is to a usable, but pre-release level, we will perform user testing. We perform this user testing both internally and with customers/partners as available. For this phase of testing, it is absolutely critical that we get at least 20 devices of the latest version available.

Intellisync/Verizon Wireless - Proprietary and Confidential
Not to be distributed to third parties without the prior written consent of Intellisync or Verizon Wireless

CONFIDENTIAL TREATMENT

Performance Testing - There are series of tests we will run in our performance lab. These normally stress the server performance, but occasionally a device will introduce new characteristics that will impact overall scalability metrics of the overall solution.

Regression Testing - This is a standard phase of testing run as the final release date nears. As builds come out, we will do "spot testing" on changed areas, but we will also do full regression testing of all test cases against a build to insure that areas previously working are still operating to expectations.

Intellisync/Verizon Wireless - Proprietary and Confidential
Not to be distributed to third parties without the prior written consent of Intellisync or Verizon Wireless

CONFIDENTIAL TREATMENT

Branding Kit for Synchrologic Suite	PPC Devices

Product Branding Worksheet
          PocketPC Client

Synchrologic Email Accelerator – SEA
Synchrologic Systems Management – SSM
Synchrologic File Sync — SFS

Updated 10/1/04 11:59 AM
Document Status: Final
Revision No. 3

File: Synchrologic PPC Branding Worksheet - LS.doc	Page: 1

CONFIDENTIAL TREATMENT

Branding Kit for Synchrologic Suite	PPC Devices

Glossary

The glossary is a list of replaceable text items used throughout the product. Each glossary item defines a label for text that can be replaced on each screen. The table below shows the glossary name (or label), the Standard Text used in the Synchrologic version of the software and the Branded Text to be used in the branded version. Enter the text in the Branded Text column you would like to use in place of the Standard text on all screens and dialogs. Note that the Branded Text will appear in place of the Standard Text for all occurrences of the corresponding glossary name.

Glossary	Standard Text	Branded Text
Company Name	Synchrologic	Verizon Wireless
Product Name	Synchrologic	Wireless Sync
EA Product Name	Email Accelerator	Wireless Sync
FS Product Name	File Sync	Wireless Sync
SM Product Name	Systems Management	Systems Management
Product Shortcut Text	Synchrologic	Wireless Sync
Sync Feature Name	Sync	Wireless Sync
SyncXpress Feature Name	SyncXpress	Wireless SyncXpress
ReadySync Feature Name	ReadySync	ReadySync

Graphics

Graphic images are used throughout the product for various purposes. The two basic image formats used are bitmaps (.bmp) and icons (.ico). You can use any tool you desire to create these images as long as they are provided in the appropriate size and color depths. It is important to provide all color depths and sizes in order to avoid conversion from one size and color to another. This often results in images that are blotchy and blurry at best.

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Branding Kit for Synchrologic Suite	PPC Devices

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Branding Kit for Synchrologic Suite	PPC Devices

Branding Worksheets

The worksheet shows where glossary items are used in various screens and dialogs. This is mainly for your reference. However, there are some screens and dialogs that require other elements than those contained in the glossary. Note the areas where bitmaps and icons are required. Also, note the format, size and color depths required. Please provide images conforming to these specifications. Many screen examples show the same text as other screens. If the text is branded in an earlier screen shot, you can assume that these will be branded as well.

PPC Screen	Branding Instructions
Program Icon	
Programs 3:12 iTask Microsoft Reader MobileRx MSN Messenger Pocket Excel Pocket Word RepliGo SyncFile Debug Enabler Sync Synchrolo... Terminal Services Client	**Glossary:** Product Name **Graphics**: Application

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Branding Kit for Synchrologic Suite	PPC Devices

**Task Tray Menu**

Start
3:03
Monday, January 15, 2001
Tap here to set owner information
No upcoming appointments
No unread messages
1 Active task
Show Main Screen
Sync
SyncXpress
ReadySync Disabled
Help...
About Synchrologic...
New

**Glossary:**
Product Name
Sync Feature Name
SyncXpress Feature Name
ReadySync Feature Name

**Graphics:**
TaskBar

**Main Screen**

Synchrologic
6:56
Sync
SyncXpress™
Synchrologic
Connection Info - 1/15/01 3:12:49 AM
Sync via: Sync (user initiated)
Email Accelerator - 1/15/01 3:12:51 AM
Outbox (none mailed)
Inbox (no changes)
Drafts (no changes)
Calendar (no changes)
Tasks (no changes)
View Personalized Info Downloaded
Open a Review Mail Session
View Files & Web Sites Downloaded
Settings Setup View

**Glossary:**
EA Product Name
Product Name
Sync Feature Name
SyncXpress Feature Name

**Graphics:**
Background
Sync Feature
SyncXpress Feature

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Branding Kit for Synchrologic Suite	PPC Devices

## Email Accelerator Password Prompt

Synchrologic
3:03
In: 268
Powered by
Synchrologic
Enter your server username and password.
Username: sales\mcdonald_d
Password:
OK
Cancel
Initializing security
Generating keys

**Glossary:**
Product Name

## Sync Progress Screen

Synchrologic
3:04
Sync
In: 1721
Out: 2361
Powered by
Synchrologic
Progress
Initializing sync...
Connection type: Network
Device name: Pocket_PC
Sync via: Sync (user initiated)
Starting sync session
----- Profile Settings -----
Checking for new profile settings...
Initializing security
Generating keys
Exchanging keys
Negotiating security protocol
Requesting authentication
Received new profile settings
----- Email Accelerator -----
Initializing the connection
Cancel

**Glossary:**
Product Name
EA Product Name

**Graphics:**
Progress Icon

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Branding Kit for Synchrologic Suite	PPC Devices

<table>
<tr><td>

**Personal Info - Trips**

</td><td></td></tr>
<tr><td>

Internet Explorer
6:57
Home
Appts
Trips
Upcoming Trips
You currently have no trips scheduled. If you did have one scheduled, you would see here your itinerary and, if your company has enabled this option, driving directions, city information, and other trip related personalized info.
Email Accelerator creates trips automatically when you are emailed an itinerary in a supported format. You can also create trips manually--on the web site drop down the Create menu and select Trip.
View Tools

</td><td>

**Glossary:**<br>
EA Product Name

</td></tr>
<tr><td>

**Review Mail**

</td><td></td></tr>
<tr><td>

Synchrologic
6:58
ok
Review Mail
Inbox
Received Date
K
Derryck Clay 2K
Request for information
The_InfoWorld_Scoop@bdcim 17K
THE INFOWORLD SCOOP, We
David McDonald 3K
RE: Command To Allow Re-Ins
Synchrologic Receptionist 1K
David is here with lunch.
Ken Haigh 5K
RE: Fixes in 05.00.0082
Derryck Clay 1K
Network location for EA releas
Matt Mills 1K
Passwords
David McDonald 190K
Sync Email
SyncXpress Email
Done
Cancel

</td><td>

**Text: Glossary substitutions only:**<br>
Product Name<br>
Sync Feature Name<br>
SyncXpress Feature Name

</td></tr>
</table>

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Branding Kit for Synchrologic Suite	PPC Devices

**Settings Menu**

Synchrologic
6:59
Sync
SyncXpress™
Synchrologic
Contacts (no changes)
Notes (no changes)
Personalized Info (no changes)
Software Updates - 1/15/01 4:13:29 AM
2 Software package(s) installed.
Files, Backups & Web Sites - 1/15/01 4:13:29 A
1 File(s) received.
3 Web Site(s) downloaded.
Sync Settings...
SyncXpress Settings...
Close Main Screen
Settings Setup View

**Text: Glossary substitutions only:**
Sync Feature Name
SyncXpress Feature Name

**Sync Settings**

Synchrologic
6:59
ok
Sync Settings - Activities
Mail - Inbox
settings
Mail - Outbox
Mail - Sent Items
settings
Mail - Drafts
settings
Calendar
Contacts
Tasks
Notes
Personalized Info
Application Data
Powered by
Synchrologic

**Text: Glossary substitutions only:**
Sync Feature Name
or
SyncXpress Feature Name

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Branding Kit for Synchrologic Suite	PPC Devices

<table>
<tr><td>Inbox Sync or SyncXpress Settings</td><td></td></tr>
<tr><td>

Synchrologic
6:59
ok
Inbox Sync Settings
Preview Mail - Show headers of new mail during sync session
Truncate after 5000 characters
Sync attachments
Max attachment size 100 KB
Sync only certain types of files
.doc,.xls,.rtf (e.g. doc, xls, gif)
Device Cleanup - remove email older than
7 days from this device only
(Email received before 8/27/02 is not sync'ed.)
</td><td>Glossary:<br>Sync Feature Name<br>or<br>SyncXpress Feature Name</td></tr>
<tr><td>Drafts Sync or SyncXpress Settings</td><td></td></tr>
<tr><td>

Synchrologic
6:59
ok
Drafts Sync Settings
Truncate after 5000 characters
Sync attachments
Max attachment size 100 KB
Sync only certain types of files
.doc,.xls,.rtf (e.g. doc, xls, gif)
(All Drafts are sync'ed.)
</td><td>Glossary:<br>Sync Feature Name<br>or<br>SyncXpress Feature Name</td></tr>
</table>

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Branding Kit for Synchrologic Suite	PPC Devices

**ReadySync Setup**

Pocket_PC
File Zoom Tools Help
Synchrologic 6:59 ok
ReadySync™ Setup
Enable ReadySync
Every 30 minutes
Weekdays only
8 :00 AM
6 :00 PM
High-speed connection default:
Sync
Low-speed connection default:
SyncXpress
Initiate network connection
Initiate even if device is powered off
Initiate ReadySync when a network connection is first established
Advanced...

**Glossary:**
ReadySync Feature Name
Sync Feature Name
SyncXpress Feature Name

**ReadySync Advanced**

Synchrologic 6:59 ok
ReadySync™ Advanced Settings
Notification of data received
Disable when battery is less than
25
%

**Glossary:**
ReadySync Feature Name

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Branding Kit for Synchrologic Suite	PPC Devices

| Setup Connection | |
|---|---|
|  | **Glossary:**<br>Product Name |

Synchrologic
7:00
ok
Connection Setup
Setup for: Synchrologic
User name: sales\mcdonald_d
Password:
Confirm:
Server name/IP: alpo5.synchrologic.com
Proxy Settings...
Connection: Local Area Network

| View Menu | |
|---|---|
|  | **Glossary:**<br>Product Name |

Synchrologic
7:00
Sync
SyncXpress™
Synchrologic
Contacts (no changes)
Notes (no changes)
Personalized Info (no changes)
Software Updates - 1/15/01 4:13:29 AM
2 Software package(s) installed.
File Delivery Log...
Software Updates Log...
Application Sync Log...
Connection Summary...
About Synchrologic...
Settings Setup View

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Branding Kit for Synchrologic Suite	PPC Devices

## Connection Summary

Synchrologic
7:00
ok
Connection Summary
Connection type: Network
Device name: Pocket_PC
Sync via: Sync (user initiated)
Bytes In/Out: 2315/2788
Duration: 14:41:50
Email Accelerator - 1/15/01 3:12:51 AM
Outbox (none mailed)
Inbox (no changes)
Drafts (no changes)
Calendar (no changes)
Tasks (no changes)
Contacts (no changes)
Notes (no changes)
Personalized Info (no changes)

**Glossary:**
EA Product Name

## Help About

Synchrologic
2:56
ok
About Synchrologic
Synchrologic
Synchrologic
Version 5.2
Copyright © 1995-2002
Synchrologic, Inc. All Rights Reserved.
File
Version
ClientShell.exe
5,2,0,32
ClientFW.dll
5,2,0,32
EmNPim.dll
5,2,0,32
CEiFDPlugin.dll
5,2,0,32
Powered by
Synchrologic
About Security

**Glossary:**
Product Name

**Graphics:**
Background

**This screen must contain the Synchrologic Copyright, Powered By Logo, and Software Information. The company name and product name may be replaced.**

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Branding Kit for Synchrologic Suite	Server

Product Branding Worksheet
          Synchrologic Suite Server

Synchrologic Email Accelerator – SEA
Synchrologic File Sync – SFS
Synchrologic Systems Management — SSM

Updated 10/1/04 12:00 PM
Document Status: Final
Revision No. 3

File: Synchrologic Server Branding Worksheet - ls.doc	Page: 1

CONFIDENTIAL TREATMENT

Branding Kit for Synchrologic Suite	Server

Glossary

The glossary is a list of replaceable text items used throughout the product. Each glossary item defines a label for text that can be replaced on each screen. The table below shows the glossary name (or label), the Standard Text used in the Synchrologic version of the software and the Branded Text to be used in the branded version. Enter the text in the Branded Text column you would like to use in place of the Standard text on all screens and dialogs. Note that the Branded Text will appear in place of the Standard Text for all occurrences of the corresponding glossary name.

Glossary	Standard Text	Branded Text
Company Name	Synchrologic	Verizon Wireless
Product Name	Synchrologic Mobile Suite	Wireless Sync
Product Short Name	Synchrologic	Wireless Sync
Admin Name	Synchrologic Admin Console	Wireless Sync Admin Console
EA Product Name	Email Accelerator	Wireless Sync
FS Product Name	File Sync	Wireless Sync
SM Product Name	Systems Management	Systems Management
FSSM Product Name	Systems Mgmt/File Sync	Systems Mgmt/File Sync
MG Product Name	Mobile Gateway	Mobile Gateway
Sync Feature Name	Sync	Wireless Sync
SyncXpress Feature Name	SyncXpress	Wireless SyncXpress
ReadySync Feature Name	ReadySync	ReadySync
Product Service Name	Synchrologic	Wireless Sync
SM Service Name	Synchrologic Systems Management	Wireless Sync Systems Management
Mobile Gateway Service Name	Synchrologic Mobile Gateway	Wireless Sync Mobile Gateway
SMTP From Address	“Alert” <alert@synchrologic.com>	“Alert” <alert@verizonwireless.com>

Graphics

Graphic images are used throughout the product for various purposes. The two basic image formats used are bitmaps (.bmp) and icons (.ico). You can use any tool you desire to create these images as long as they are provided in the appropriate size and color depths. It is important to provide all color depths and sizes in order to avoid conversion from one size and color to another. This often results in images that are blotchy and blurry at best.

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Branding Worksheets

The worksheet shows where glossary items are used in various screens and dialogs. This is mainly for your reference. However, there are some screens and dialogs that require other elements than those contained in the glossary. Note the areas where bitmaps and icons are required. Also, note the format, size and color depths required. Please provide images conforming to these specifications. Many screen examples show the same text as other screens. If the text is branded in an earlier screen shot, you can assume that these will be branded as well.

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<table>
<tr><th>Server MMC Admin Console</th><th>Branding Instructions</th></tr>
<tr><td>

Synchrologic - [Console Root\Synch
File Action View Favorites Win
Synchrologic Admin Console
Management
Users
Groups
Devices
Logs
User Activity
Server Activity
Event Logs
Systems Mgmt/File Sy
Reports
Mobile Gateway Histo
Device Connection
License
Systems Mgmt/File Sy
Admin Alerts
Email Accelerator
Systems Mgmt/File Sync
File Packages
Mobile Web Sites
Software Installs
Inventory Collections
Device Configuration
Backup
Profile Settings
General
Client Install/Deploym
Push/ReadySync
Security/Encryption
Web/WAP Security
Email Accelerator
Email Accelerator Use
Microsoft Exchange
Lotus Domino
Push
Alerts
Inbox & Outbox
Sent Items
Drafts
PIM
Systems Management
</td>
<td>Glossary:<br>Product Short Name<br>Admin Name<br>FSSM Product Name<br>EA Product Name<br>ReadySync Feature Name<br>SM Product Name<br>MG Product Name<br><br>Graphics:<br>Application</td></tr>
</table>

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## Services

SQLSERVERAGENT Manual
Symantec AntiVirus Client Provid... Started Automatic
Synchrologic Synchr... Started Automatic
Synchrologic Mobile Gateway Synchr... Started Manual
Synchrologic Systems Management Synchr... Started Manual
System Event Notification Monito... Started Automatic
Task Scheduler Enable... Started Automatic
TCP/IP NetBIOS Helper Provid... Started Automatic

**Glossary:**
Product Service Name
SM Service Name
Mobile Gateway Service Name

## About Box

About Synchrologic Admin Console
Synchrologic Admin Console
Sync
5,5,0,67
Copyright (c) 1995-2004 Pumatech, Inc. All rights reserved.
The software is protected by U.S. Patent No. 6,671,703. Other patents pending. All other trademarks or registered trademarks are the property of their respective owners.
OK
License...
Help
File Version
AdminService.exe 5,5,0,67
AdminServiceEN.dll 5,5,0,67
AssetsEN.dll 5,5,0,67
CeCabUtl.dll 1,0,0,1
ClientMsgEN.dll 5,5,0,67
CommServer.exe 4,3,0,29
dbi2.dll 1,1,5,8
dmt.dll 4,1,19,5
dmt2.dll 5,5,0,67
DMTCOM.dll 5,5,0,67
DSiFD.exe 5,5,0,67
DSiFDCtrl.dll 5,5,0,67
DSiFDUI.dll 5,5,0,67
Powered by Synchrologic

**Glossary:**
Admin Name

**Graphics:**
Product

## License

Licensing
Operation of Synchrologic Mobile Suite requires a valid license. Licenses limit the number of users and which products are enabled. Evaluation licenses also limit how long the product will remain operational.
Contact your vendor to upgrade from an evaluation license or to add additional users or products to a license.
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Help
License Details
Install Date: 2/13/2004 2:24:21 PM
Status: Valid
Users: License limited to 65 users. Current user count is 27.
Expiration: Unlimited expiration
Customer ID: 2
Products: Email Accelerator Handheld
License Key: 034B4A4B484B4A4B0BB4B54B4A4B35094D
Edit
Your license key controls which features of Synchrologic Mobile Suite are available and identifies your installation to Pumatech. This will transmit to Pumatech your license key, a unique installation identifier, user counts, and installation information such as the version of Synchrologic Mobile Suite that you're running.
Enable communication of license and support information

**Glossary:**
Product Name
Company Name

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